UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21566

Name of Fund: BlackRock Global Floating Rate Income Trust (BGT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Global Floating Rate Income Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 – 12/31/2007

Item 1 – Report to Stockholders

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock
Closed-End Funds

ANNUAL REPORT | DECEMBER 31, 2007

BlackRock Global Floating Rate Income Trust (BGT)

BlackRock High Income Shares (HIS)

BlackRock Preferred Opportunity Trust (BPP)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

ANNUAL REPORT	DECEMBER 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets endured a heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of December 31, 2007

	6-month	12-month

U.S. equities (S&P 500 Index)	–1.37%	+5.49%

Small cap U.S. equities (Russell 2000 Index)	–7.53	–1.57

International equities (MSCI Europe, Australasia, Far East Index)	+0.39	+11.17

Fixed income (Lehman Brothers U.S. Aggregate Bond Index)	+5.93	+6.97

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+3.22	+3.36

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	–0.67	+2.27

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the “Fed”) stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of “What’s Ahead in 2008: An Investment Perspective,” or view it online at www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR TRUSTS REPORT

1

Trust Summary as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT)

Investment Objective

The Trust’s investment objective is to provide a high level of current income and to seek the preservation of capital.

Trust Information

Symbol on New York Stock Exchange:	BGT
Initial Offering Date:	August 30, 2004
Yield on Closing Market Price as of 12/31/07 ($15.78):[1]	9.51%
Current Monthly Distribution per Share:[2]	$0.125
Current Annualized Distribution per Share:[2]	$1.500
Leverage as of 12/31/07:[3]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change.
[3]	As a percentage of managed assets (as defined in Note 2 of the Notes to Financial Statements).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	12/31/07	12/31/06	Change	High	Low

Market Price	$15.78	$19.27	(18.11)%	$20.21	$14.80
Net Asset Value	$17.71	$19.11	(7.33)%	$19.43	$17.73

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition[4]

Composition	12/31/07	12/31/06

Media	19%	13%
Foreign Government Bonds	12	13
Energy	11	10
Consumer Products	8	8
Telecommunications	7	8
Basic Materials	7	7
Financial Institutions	6	13
Health Care	5	5
Entertainment & Leisure	4	4
Technology	3	3
Industrials	3	2
Building & Development	3	2
Automotive	3	2
Containers & Packaging	2	3
Transportation	2	1
Real Estate	2	2
Conglomerates	2	3
Aerospace & Defense	1	1

[4]

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the Securities and Exchange Commission (“SEC”). This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Corporate Bond Breakdown[5]

Credit Rating	12/31/07	12/31/06

BBB/Baa	39%	38%
BB/Ba	26	37
B	27	19
CCC/Caa	8	6

[5]

Using the higher of Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”) ratings. Corporate bonds represented approximately 21.1% and 21.6% of net assets on December 31, 2007 and December 31, 2006, respectively.

2	ANNUAL REPORT	DECEMBER 31, 2007

Trust Summary as of December 31, 2007	BlackRock High Income Shares (HIS)

Investment Objective

The Trust’s investment objective is to provide the highest current income and, to a lesser extent, seek capital appreciation, by investing in a diversified portfolio of below investment grade securities.

Trust Information

Symbol on New York Stock Exchange:	HIS
Initial Offering Date:	August 10, 1988
Yield on Closing Market Price as of 12/31/07 ($2.14):[1]	10.21%
Current Monthly Distribution per Share:[2]	$0.0182
Current Annualized Distribution per Share:[2]	$0.2184
Leverage as of 12/31/07:[3]	25%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change.
[3]	As a percentage of managed assets (as defined in Note 2 of the Notes to Financial Statements).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	12/31/07	12/31/06	Change	High	Low

Market Price	$2.14	$2.55	(16.08)%	$2.72	$1.87
Net Asset Value	$2.47	$2.68	(7.84)%	$2.79	$2.47

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition[4]

Composition	12/31/07	12/31/06

Telecommunications	15%	14%
Media	13	13
Energy	12	12
Basic Materials	10	11
Financial Institutions	7	10
Consumer Products	7	7
Health Care	5	4
Technology	5	6
Automotive	5	4
Containers & Packaging	5	5
Industrials	4	3
Entertainment & Leisure	4	4
Building & Development	2	2
Transportation	2	2
Aerospace & Defense	2	2
Real Estate	1	—
Ecological Services & Equipment	1	1

[4]

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Corporate Bond Breakdown[5]

Credit Rating	12/31/07	12/31/06

BBB/Baa	1%	3%
BB/Ba	21	21
B/B	54	62
CCC/Caa	21	13
Not Rated	3	1

[5]	Using the higher of S&P, Moody’s or Fitch ratings. Corporate bonds represented approximately 122.0% and 134.0% of net assets on December 31, 2007 and December 31, 2006, respectively.

ANNUAL REPORT	DECEMBER 31, 2007	3

Trust Summary as of December 31, 2007	BlackRock Preferred Opportunity Trust (BPP)

Investment Objective

The Trust’s investment objective is to seek high current income consistent with capital preservation.

Trust Information

Symbol on New York Stock Exchange:	BPP
Initial Offering Date:	February 28, 2003
Yield on Closing Market Price as of 12/31/07 ($17.31):[1]	8.67%
Current Monthly Distribution per Share:[2]	$0.125
Current Annualized Distribution per Share:[2]	$1.500
Leverage as of 12/31/07:[3]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]	As a percentage of managed assets (as defined in Note 2 of the Notes to Financial Statements).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	12/31/07	12/31/06	Change	High	Low

Market Price	$17.31	$26.31	(34.21)%	$27.25	$16.77
Net Asset Value	$19.47	$24.52	(20.60)%	$25.03	$19.22

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition[4]

Corporate Portfolio Composition	12/31/07	12/31/06

Financial Institutions	83%	75%
Energy	5	5
Media	4	3
Real Estate	3	11
Telecommunications	2	1
Basic Materials	1	1
Technology	1	1
Building & Development	1	—
Consumer Products	—	1
Industrials	—	1
U.S. Government and Agency Securities	—	1

[4]

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Preferred, Trust Preferred and Corporate Bond Breakdown[5]

Credit Rating	12/31/07	12/31/06

AAA/Aaa	—%	1%
AA/Aa	26	16
A	39	41
BBB/Baa	24	28
BB/Ba	5	7
B	6	6
CCC/Caa	—	1

[5]	Using the higher of S&P, Moody’s or Fitch ratings.

4	ANNUAL REPORT	DECEMBER 31, 2007

Portfolio of Investments as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

LONG-TERM INVESTMENTS—151.3%
Corporate Bonds—21.1%
Aerospace & Defense—0.2%
$616		DI Finance/DynCorp Intl., 9.50%, 2/15/13	$644,490

Automotive—0.1%
		AutoNation, Inc.,
60		7.00%, 4/15/14	56,850
70	[1]	7.243%, 4/15/13	64,575
100		Lear Corp., 8.75%, 12/01/16	91,000
120		Metaldyne Corp., 10.00%, 11/01/13	99,000

		Total Automotive	311,425

Basic Materials—3.8%
1,000	[1]	Abitibi-Consolidated, Inc., 8.491%, 6/15/11 (Canada)	790,000
2,040	[1]	AbitibiBowater, Inc., 7.991%, 3/15/10	1,777,350
970		AK Steel Corp., 7.75%, 6/15/12	974,850
2,000		Alrosa Finance Ltd., 8.125%, 5/06/08 (Luxembourg)	2,003,000
125		American Pacific Corp., 9.00%, 2/01/15	125,312
10		Chemtura Corp., 6.875%, 6/01/16	9,400
90		CPG Intl. I, Inc., 10.50%, 7/01/13	85,050
20		Domtar Corp., 7.125%, 8/15/15	19,600
250	[1]	Freeport-McMoRan Copper & Gold, Inc., 8.394%, 4/01/15	253,750
750		Hercules, Inc., 6.75%, 10/15/29	721,875
		Ineos Group Holdings Plc (United Kingdom)
225	[2]	7.875%, 2/15/16 (EUR)	274,683
430	[2]	8.50%, 2/15/16	382,700
625	[2]	Key Plastics LLC/Key Plastics Finance Corp.,
		11.75%, 3/15/13	500,000
4,000	[1,2,3]	Lecta S.A., 8.58%, 2/15/08 (Luxembourg) (EUR)	5,117,176
1,500	[1]	NewPage Corp., 11.161%, 5/01/12	1,546,875
1,215	[1]	Verso Paper Holdings LLC/Verson Paper, Inc., 8.661%, 8/01/14	1,184,625

		Total Basic Materials	15,766,246

Building & Development—0.2%
1,000	[1]	Ainsworth Lumber Co. Ltd., 8.58%, 10/01/10 (Canada)	720,000
20		Goodman Global Holding Co., Inc., 7.875%, 12/15/12	20,600

		Total Building & Development	740,600

Consumer Products—1.0%
1,100	[1]	Ames True Temper, Inc., 9.243%, 1/15/12	935,000
150	[1]	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.369%, 5/15/14	138,000
400	[3,4]	Berkline BenchCraft LLC, 7.61%, 5/03/12	—
500	[1]	General Nutrition Centers, Inc., 10.01%, 3/15/14	472,500
380		Lazy Days RV Center, Inc., 11.75%, 5/15/12	326,800
210		Michaels Stores, Inc., 10.00%, 11/01/14	199,500
80	[2]	Quebecor World Capital Corp., 8.75%, 3/15/16 (Canada)	58,900
2,000		Reynolds American, Inc., 7.625%, 6/01/16	2,125,992

		Total Consumer Products	4,256,692

Containers & Packaging—0.2%
		Berry Plastics Holding Corp.,
500	[1]	8.866%, 9/15/14	467,500
110		8.875%, 9/15/14	104,500
150	[1,2]	Impress Holdings BV, 8.368%, 9/15/13 (Netherlands)	145,500

		Total Containers & Packaging	717,500

Energy—7.6%
135		Chaparral Energy, Inc., 8.50%, 12/01/15	121,500
		Compagnie Generale de Geophysique-Veritas (France)
70		7.50%, 5/15/15	70,875

Principal Amount (000)		Description	Value

Energy—(cont’d)
$50		7.75%, 5/15/17	$50,500
505		Foundation Pennsylvania Coal Co., 7.25%, 8/01/14	498,688
14,430		Gazprom OAO, 9.625%, 3/01/13 (Germany)	16,354,154
40		Grant Prideco, Inc., 6.125%, 8/15/15	41,800
750		KCS Energy, Inc., 7.125%, 4/01/12	721,875
		Pemex Project Funding Master Trust,
12,700	[1]	7.043%, 10/15/09	13,036,550
404		9.375%, 12/02/08	418,665
220	[2]	SemGroup LP, 8.75%, 11/15/15	209,000
300		Whiting Petroleum Corp., 7.25%, 5/01/13	295,500

		Total Energy	31,819,107

Entertainment & Leisure—0.0%
130	[2]	Greektown Holdings LLC, 10.75%, 12/01/13	126,425
20		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	19,650

		Total Entertainment & Leisure	146,075

Financial Institutions—2.1%
88		AES Ironwood LLC, 8.857%, 11/30/25	96,579
140		American Real Estate Partners LP/American Real Estate Finance Corp., 7.125%, 2/15/13	131,600
2,500	[2,3]	E*Trade Financial Corp., 12.50%, 11/27/17	2,375,000
1,501	[2]	Marsico Parent Co. LLC, 10.625%, 1/15/16	1,508,505
515	[2]	Marsico Parent Holdco LLC, 12.50%, 7/15/16	517,575
343	[2]	Marsico Parent Superholdco LLC, 14.50%, 1/15/18	325,032
130	[2]	Momentive Performance Materials, Inc., 11.50%, 12/01/16	112,450
750	[2]	Rainbow National Services LLC, 8.75%, 9/01/12	771,562
3,000	[1,2]	TuranAlem Finance BV, 6.555%, 1/22/09 (Netherlands)	2,760,000
300	[1]	Universal City Florida Holding Co. I/II, 9.661%, 5/01/10	300,000

		Total Financial Institutions	8,898,303

Health Care—0.8%
1,750	[1]	Angiotech Pharmaceuticals, Inc., 8.874%, 12/01/13 (Canada)	1,662,500
1,500	[2]	ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp., 10.875%, 11/15/14	1,473,750
250		Tenet Healthcare Corp., 6.50%, 6/01/12	222,500

		Total Health Care	3,358,750

Industrials—0.1%
60	[1]	Goodyear Tire & Rubber Co. (The), 8.663%, 12/01/09	60,450
125		Park-Ohio Industries, Inc., 8.375%, 11/15/14	111,250
210	[2]	Sunstate Equipment Co. LLC, 10.50%, 4/01/13	186,900

		Total Industrials	358,600

Media—1.0%
50		Affinion Group, Inc., 10.125%, 10/15/13	50,563
100	[1]	Cablevision Systems Corp., 9.644%, 4/01/09	101,125
600		Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., 10.25%, 9/15/10	587,775
		EchoStar DBS Corp.,
135		6.375%, 10/01/11	133,380
1,055		7.00%, 10/01/13	1,065,550
230		7.125%, 2/01/16	234,600
250		Idearc, Inc., 8.00%, 11/15/16	229,375
350	[1,2]	ION Media Networks, Inc., 8.493%, 1/15/12	340,812
80		Network Communications, Inc., 10.75%, 12/01/13	78,400
410		Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 8/01/14	419,225

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

CORTS	Corporate Backed Trust Securities
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offerred Rate
MXN	Mexican Peso
PPLUS	Preferred Plus
PRIME	Prime Rate
REIT	Real Estate Investment Trust
SATURNS	Structured Asset Trust Unit Repackagings

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	5

Portfolio of Investments as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Media—(cont’d)
		R.H. Donnelley Corp.,
$250		8.875%, 1/15/16	$233,750
1,000	[2]	Ser. A, 8.875%, 10/15/17	925,000

		Total Media	4,399,555

Real Estate—1.3%
6,350		Rouse Co., 5.375%, 11/26/13	5,484,152

Technology—0.2%
		Freescale Semiconductor, Inc.,
100	[1]	8.866%, 12/15/14	85,000
180		9.125%, 12/15/14	153,000
		Sanmina-SCI Corp.,
55		6.75%, 3/01/13	47,850
465		8.125%, 3/01/16	412,106
20		SunGard Data Systems, Inc., 10.25%, 8/15/15	20,450
140		Superior Essex Communications LLC/Essex Group, Inc., 9.00%, 4/15/12	134,400

		Total Technology	852,806

Telecommunications—2.5%
1,250	[1]	Centennial Communications Corp., 10.98%, 1/01/13	1,278,125
310		Cincinnati Bell, Inc., 7.25%, 7/15/13	310,775
		Intelsat Ltd. (Bermuda)
75		5.25%, 11/01/08	74,063
50		8.25%, 1/15/13	50,250
85	[1]	8.886%, 1/15/15	85,212
200		Intelsat Subsidiary Holding Co. Ltd., 8.625%, 1/15/15 (Bermuda)	201,000
1,755	[1]	iPCS, Inc., 7.036%, 5/01/13	1,654,087
1,500		Nordic Telephone Co. Holdings ApS, 10.11%, 2/18/08 (Denmark) (EUR)	2,225,972
784	[1]	Qwest Communications Intl., Inc., 8.369%, 2/15/09	784,000
2,500	[1]	Qwest Corp., 8.241%, 6/15/13	2,550,000
150	[2]	Wind Acquisition Finance S.A., 10.75%, 12/01/15 (Luxembourg)	163,500
977	[2]	Windstream Regatta Holdings, Inc., 11.00%, 12/01/17	967,230

		Total Telecommunications	10,344,214

		Total Corporate Bonds	88,098,515

Bank Loans—112.5%
Aerospace & Defense—0.9%
2,140		Caci Intl., Inc., LIBOR + 2.00%, 5/03/11	2,070,092
875		DI Finance/DynCorp Intl., Loan B, LIBOR + 2.25%, 1/31/11	840,082
973		Wesco Aircraft Hardware Corp., First Lien Loan, LIBOR + 2.25%, 9/30/13	955,481

		Total Aerospace & Defense	3,865,655

Automotive—4.0%
983		GPX Intl. Tire Corp., LIBOR + 2.50%, 3/31/12	707,400
1,132		IAP Worldwide Services, Inc., First Lien Loan, LIBOR + 3.00%, 12/31/12	1,002,918
1,990		Kar Holdings, Loan B, LIBOR + 2.25%, 10/30/13	1,866,692
1,733		Keystone Automotive Industries, Inc., Loan B, LIBOR + 3.50%, 1/15/12	1,567,912
863		Mark IV Industries, Inc., First Lien Loan, LIBOR + 2.50%, 6/30/11	816,718
		Metaldyne Corp.,
104		LIBOR + 3.75%, 1/15/12	91,385
706		LIBOR + 3.75%, 1/15/14	621,415
		Navistar Intl. Corp.,
3,667		LIBOR + 3.25%, 1/30/12	3,523,667
1,333		Revolver Loan, Unfunded, 1/30/12	1,281,333
1,378		Rent-A-Center, Inc., Loan B, LIBOR + 1.75%, 6/30/12	1,300,256
		Reynolds & Reynolds Co.,
1,250		LIBOR + 5.50%, 10/31/13	1,231,250
2,780		Second Lien Loan, LIBOR + 2.00%, 10/31/12	2,685,763

		Total Automotive	16,696,709

Principal Amount (000)	Description	Value

Basic Materials—6.9%
$709	Algoma Steel, Inc., Loan B, LIBOR + 2.50%, 6/14/14	$669,638
	Brenntag Holdings,
393	Acquisition Loan, EURIBOR + 2.50%, 1/18/14	373,746
1,607	Loan B2, LIBOR + 2.50%, 12/31/13	1,529,588
500	Loan B6, LIBOR + 2.00%, 9/15/14 (EUR)	697,520
1,000	Second Lien Loan, EURIBOR + 2.50%, 12/31/12	951,667
1,000	Cognis Group, LIBOR + 2.00%, 11/17/13 (EUR)	1,370,672
784	Compass Minerals Group, Inc., LIBOR + 2.00%, 12/31/12	765,863
	Ineos Group Holdings Plc,
1,728	Loan A4, LIBOR + 2.25%, 12/16/12	1,646,084
1,733	Loan B2, LIBOR + 2.75%, 12/16/13	1,676,916
1,733	Loan C2, LIBOR + 2.25%, 12/16/14	1,676,916
2,336	Innophos, Inc., LIBOR + 2.25%, 8/15/10	2,289,636
	Invista BV,
2,328	Loan Tranche B1, LIBOR + 1.75%, 4/29/11	2,250,915
1,234	Loan Tranche B2, LIBOR + 1.75%, 4/29/11	1,193,152
2,027	John Maneely Co., Loan B, LIBOR + 3.25%, 12/15/13	1,794,236
193	Kraton Polymers LLC, LIBOR + 2.50%, 5/15/13	182,433
1,858	MacDermid, Inc., LIBOR + 2.75%, 4/15/14 (EUR)	2,573,468
1,629	Nalco Co., Loan B, LIBOR + 2.00%, 11/04/10	1,599,323
1,500	NewPage, Loan B, LIBOR + 3.75%, 12/07/14	1,489,921
489	Pregis Corp., Loan B2, EURIBOR + 2.75%, 10/15/12 (EUR)	689,567
2,790	Rockwood Specialties Group, Inc., Loan E, LIBOR + 2.00%, 7/30/12	2,686,333
473	Solutia, Loan B, LIBOR + 3.00%, 3/31/08	470,797

	Total Basic Materials	28,578,391

Building & Development—4.0%
2,000	American Residential Services, Inc., Second Lien Loan, LIBOR, 4/17/15	1,980,000
196	Armstrong World Industries, Inc., LIBOR + 2.00%, 10/12/13	192,822
1,234	Beacon Roofing Supply, Inc., Loan B, LIBOR + 2.00%, 10/31/13	1,110,938
	Brand Energy & Infrastructure Services, Inc.,
496	First Lien Loan B, LIBOR + 2.25%, 2/15/14	468,129
500	Second Lien Loan, LIBOR + 6.00%, 2/15/15	460,000
500	Synthetic Letter of Credit, LIBOR + 2.25%, 2/15/14	475,000
2,475	Building Materials Holding Corp., PRIME + 2.50%, 3/15/14	2,070,240
1,500	Custom Building Products, Inc., Second Lien Loan, LIBOR + 5.00%, 4/30/12	1,410,000
	Euramax Intl., Inc.,
480	Second Lien Loan, LIBOR + 7.00%, 6/29/13	385,980
734	Second Lien Loan, LIBOR + 7.00%, 7/15/13	587,368
1,990	Hanley Wood LLC, LIBOR + 2.25%, 3/07/14	1,587,025
	Lafarge Roofing Holdings, Inc.,
600	Loan B1, LIBOR + 2.13%, 2/28/14 (EUR)	737,361
245	Loan B2, LIBOR + 2.13%, 2/28/14 (EUR)	301,089
230	Loan B4, LIBOR, 2/28/14	192,417
556	Loan C1, LIBOR + 2.38%, 2/28/15 (EUR)	686,449
286	Loan C2, LIBOR + 2.38%, 2/28/15 (EUR)	353,101
230	Loan C4, LIBOR, 2/28/15	193,569
493	Nacco Industries, Inc., Unfunded, 3/31/13	474,031
968	Nortek, Inc., Loan B, PRIME + 2.25%, 8/27/11	894,938
2,272	United Subcontractors, Inc., First Lien Loan, LIBOR + 2.75%, 12/31/12	1,908,508

	Total Building & Development	16,468,965

Conglomerates—2.5%
500	Atlantis Plastics, Inc., Second Lien Loan,
	LIBOR + 9.00%, 9/30/11	400,000
605	Blount Intl., Loan B, PRIME + 1.75%, 8/15/10	588,739
3,604	Colfax Corp., LIBOR + 2.25%, 11/30/11 (EUR)	5,163,420
	Invensys Plc,
1,000	Loan A, LIBOR + 2.25%, 12/15/10	969,167
1,783	Loan B, LIBOR + 2.25%, 12/15/10 (GBP)	3,462,976

	Total Conglomerates	10,584,302

See Notes to Financial Statements.

6	ANNUAL REPORT	DECEMBER 31, 2007

Portfolio of Investments as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Consumer Products—10.3%
$1,000		Aearo Technologies, Inc., Second Lien Loan, LIBOR + 6.50%, 9/30/13	$990,625
983		24 Hour Fitness Worldwide, Inc., Loan B, LIBOR + 2.50%, 6/08/12	943,200
750		American Safety Razor Co., Second Lien Loan, LIBOR + 6.25%, 1/30/14	727,500
		ARAMARK Corp.,
2,487		Letter of Credit, LIBOR + 2.00%, 1/26/14	2,362,032
178		Loan B, LIBOR + 2.13%, 1/26/14	168,817
446		Arby’s Restaurant Group, Inc., Loan B, LIBOR + 2.25%, 7/31/12	433,984
95	[4]	Berkline BenchCraft, Loan B, PRIME + 3.00%, 10/31/11	56,821
1,042		Brickman Group Ltd., LIBOR + 2.00%, 1/30/14	987,413
517		Burlington Coat Factory Warehouse Corp., Loan B, LIBOR + 2.25%, 4/15/13	453,787
		Cenveo Corp.,
32		Delayed Draw Loan, LIBOR + 1.75%, 9/07/13	30,325
954		Loan C, LIBOR + 1.75%, 9/07/13	910,073
434		Chiquita Brands Intl., Inc., Loan C, LIBOR + 2.50%, 6/28/12	423,880
746		Claire’s Stores, Inc., Loan B, LIBOR + 2.75%, 5/24/14	626,513
2,203		Cracker Barrel, Loan B, LIBOR + 1.50%, 5/15/13	2,089,972
1,000		Culligan Intl. Co., Second Lien Loan, LIBOR + 4.75%, 4/24/13 (EUR)	950,333
993		David’s Bridal, Inc., LIBOR + 2.00%, 1/30/14	913,100
500		Deutsch Connectors, Second Lien Loan, LIBOR + 4.50%, 2/11/16	452,500
		Dole Food Co., Inc.,
139		Letter of Credit, LIBOR + 1.75%, 4/12/13	128,276
308		LIBOR + 1.75%, 4/12/13	284,292
1,025		Loan C, LIBOR + 1.75%, 3/31/13	947,640
1,000		DS Waters Holdings, Inc., Loan B, LIBOR, 3/31/12	950,000
		Fresh Start Bakeries, Inc.,
499		First Lien Loan, LIBOR + 2.50%, 9/30/13	473,812
500		Second Lien Loan, LIBOR + 6.00%, 3/30/14	470,000
447		FTD, Inc., LIBOR + 2.00%, 8/15/13	441,578
		Iglo Birds Eye (EUR)
500		Loan B1, EURIBOR + 2.50%, 10/27/14	708,311
500		Loan C1, EURIBOR + 3.00%, 10/27/15	711,444
382		Mezzanine Loan, EURIBOR + 8.00%, 10/27/16 (GBP)	759,617
1,453		JRD Holdings, Inc., LIBOR + 2.50%, 5/11/14	1,409,531
639		Language Line, Inc., Loan B1, LIBOR + 3.25%, 6/14/11	615,378
571		Latimer/Weetabix, LIBOR + 8.00%, 7/26/16 (GBP)	1,108,696
1,000	[4]	Le-Natures, Inc., Loan B, LIBOR + 3.00%, 9/30/11	517,500
882		Mapco Express, Inc., LIBOR + 2.75%, 5/15/11	860,324
1,440		Neiman-Marcus Group, Inc., LIBOR + 2.25%, 4/06/13	1,382,879
1,500		Orchard Supply Hardware Stores Corp., Loan B2, LIBOR + 3.00%, 12/09/10	1,395,000
		Oriental Trading Co.,
961		LIBOR + 2.75%, 7/30/13	898,170
500		Second Lien Loan, LIBOR + 5.50%, 1/30/14	465,000
		OSI Food Co.,
890		Loan B, LIBOR + 2.25%, 5/15/14	813,164
75		Revolver Loan, Unfunded, 5/15/14	68,734
750		OSI Foods GmbH & Co., LIBOR + 2.25%, 9/15/11	720,326
1,688		OSI Group LLC, Loan B, LIBOR + 2.25%, 9/15/11	1,620,733
938		OSI-Holland Finance BV, LIBOR + 2.25%, 9/15/11	900,407
396		PETCO Animal Supplies, Inc., LIBOR + 2.00%, 10/31/12	378,593
1,047		Pierre Foods, Inc., Loan B, LIBOR + 2.00%, 7/15/10	1,019,086
750		Pivotal Promontory LLC, Second Lien Loan, PRIME + 6.50%, 9/15/11	375,000
1,691		Prestige Brands Holdings, Inc., Loan B, LIBOR + 2.25%, 4/07/11	1,654,409
500		Rite Aid Corp., Loan 2, LIBOR + 1.75%, 6/04/14	466,875

Principal Amount (000)		Description	Value

Consumer Products—(cont’d)
$1,470		Roundy’s Supermarkets, Inc., LIBOR + 3.00%, 11/15/11	$1,438,451
		Sturm Foods, Inc.,
1,365		LIBOR + 2.50%, 1/30/14	1,209,454
750		Second Lien Loan, LIBOR + 6.00%, 6/30/14	642,187
829	[4]	Synventive Acquisition, Inc., Mezzanine Loan, LIBOR, 2/17/14	372,875
1,995		Thomson Learning, Loan B, LIBOR + 2.75%, 6/30/14	1,883,059
371		Warnaco, Inc., Loan B, LIBOR + 1.50%, 1/31/12	362,938
		Wastequip, Inc.,
289		Delayed Draw Loan, LIBOR + 2.50%, 2/15/13	266,161
687		Loan B, LIBOR + 2.50%, 2/15/13	632,132

		Total Consumer Products	42,872,907

Containers & Packaging—3.6%
		Bluegrass Container Co. LLC,
364		Delayed Draw Second Lien Loan, LIBOR + 5.00%, 12/30/13	363,864
340		First Lien Loan, LIBOR + 2.25%, 6/30/13	336,728
1,137		Loan B, LIBOR + 2.25%, 6/30/13	1,125,381
1,136		Second Lien Loan, LIBOR + 5.00%, 12/30/13	1,137,074
		Consolidated Container Co. LLC,
496		First Lien Loan, LIBOR + 2.25%, 4/15/14	417,263
750		Second Lien Loan, LIBOR + 5.50%, 10/15/14	385,000
2,450		Georgia-Pacific Corp., First Lien Loan, LIBOR + 2.25%, 12/20/12	2,332,094
4,960		Graham Packaging Co. LP, Loan B, LIBOR + 2.25%, 4/15/11	4,758,512
		Smurfit-Stone Container Enterprises, Inc.,
140		Loan B, LIBOR + 2.00%, 11/01/11	137,011
750		Loan B1, EURIBOR + 1.88%, 2/18/14 (EUR)	1,030,745
750	[3]	Loan C1, EURIBOR + 1.88%, 2/15/15 (EUR)	1,052,781
1,845		Solo Cup, Inc., LIBOR + 2.00%, 2/27/11	1,822,631

		Total Containers & Packaging	14,899,084

Ecological Services & Equipment—0.7%
2,000		Envirosolutions, Inc., Initial Loan, LIBOR + 3.75%, 7/15/12	1,880,000
495		Global Geophysical, First Lien Loan, LIBOR + 3.50%, 2/15/14	482,625
500		Synagro Technologies, Inc., Second Lien Loan, LIBOR + 4.75%, 9/30/14	471,250

		Total Ecological Services & Equipment	2,833,875

Energy—9.7%
1,500		AES Corp., LIBOR + 2.25%, 4/30/08	1,479,375
498		Astoria Generating Co. Acquisitions LLC, Loan B, LIBOR + 2.00%, 2/23/13	481,689
		Big West Oil LLC,
550		Delayed Draw Loan, LIBOR + 2.50%, 5/15/14	534,188
445		LIBOR + 2.50%, 5/15/14	432,206
		Coffeyville Resources LLC,
1,058		Loan D, PRIME + 3.00%, 12/21/13	1,022,697
324		Unfunded, 12/21/13	313,581
		Coleto Creek Power,
127		Letter of Credit, LIBOR + 4.00%, 7/31/13	121,975
1,822		Loan B, LIBOR + 2.75%, 7/31/13	1,744,538
		Dresser, Inc.,
982		Loan B, LIBOR + 2.50%, 5/15/14	938,902
1,500		Second Lien Loan, LIBOR + 5.75%, 5/15/15	1,417,500
		ElectricInvest Holding Co. Ltd.,
1,800		Junior Loan, LIBOR + 3.75%, 12/21/12 (GBP)	3,350,180
1,787		LIBOR + 6.50%, 12/21/12 (EUR)	2,482,480
		Flint,
833		Loan B7, LIBOR + 2.25%, 12/20/14 (EUR)	1,139,485
1,000		Loan B9, LIBOR + 2.25%, 12/20/14	935,250
833		Loan C7, LIBOR + 3.00%, 12/20/15 (EUR)	1,144,968

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	7

Portfolio of Investments as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentages shown are based on Net Assets)

Principal Amount (000)	Description	Value

Energy —(cont’d)
	Generac Power Systems, Inc.,
$750	First Lien Loan, PRIME + 6.00%, 5/15/14	$606,250
990	Second Lien Loan, PRIME + 2.50%, 11/15/13	883,928
	MACH Gen LLC,
70	Letter of Credit, Unfunded, 2/22/14	66,375
673	LIBOR + 2.00%, 2/22/14	635,209
990	McJunkin Corp., Loan B, LIBOR + 3.25%, 1/30/14	979,481
491	MEG Energy Corp., Loan B, LIBOR + 2.00%, 4/03/13	475,530
793	Mirant NA LLC, Loan B, LIBOR + 1.75%, 1/05/13	757,476
	Northeast Energy,
159	Letter of Credit, LIBOR + 2.50%, 10/31/13	149,156
1,290	Loan B, LIBOR + 2.50%, 10/31/13	1,214,142
750	Second Lien Loan, LIBOR + 4.50%, 10/31/14	693,750
2,000	Safenet, Inc., Second Lien Loan, LIBOR + 6.00%, 5/11/15	1,820,000
1,400	SandRidge Energy, Inc., LIBOR + 4.50%, 3/01/14	1,393,000
	Texas Competitive Electric Holdings Co., LLC,
1,746	Loan B2, LIBOR + 3.50%, 10/10/14	1,712,896
6,983	Loan B3, LIBOR + 3.50%, 10/10/14	6,851,585
	TPF Generation Holdings LLC,
47	Letter of Credit, LIBOR + 1.75%, 12/31/13	45,319
763	Loan B, LIBOR + 2.00%, 12/31/13	732,693
151	Revolver, Unfunded, 12/31/13	144,568
1,475	Trinidad Energy Services Income Trust, LIBOR + 2.50%, 4/15/11	1,452,875
924	Western Refining, LIBOR + 1.75%, 3/15/14	876,192
	Wolf Hollow I LP,
469	Loan B, LIBOR + 2.25%, 6/15/12	433,973
500	Second Lien Loan, LIBOR + 4.50%, 12/15/12	472,500
400	Synthetic Letter of Credit, LIBOR + 2.25%, 6/15/12	370,000
100	Synthetic Revolver Loan, LIBOR + 2.50%, 6/22/12	92,500

	Total Energy	40,398,412

Entertainment & Leisure—6.5%
571	Alpha III, Loan B1, LIBOR + 2.38%, 12/31/13	547,551
429	Alpha III Formula 1, Loan B2, LIBOR + 2.375%, 12/31/13	410,663
1,107	Cinemark, Inc., Loan B, LIBOR + 1.75%, 10/05/13	1,045,223
995	Discovery Channel, Loan B, LIBOR + 2.00%, 5/15/13	962,165
	Golden Nugget, Inc.,
273	Delayed Draw Loan, LIBOR + 2.25%, 5/21/14	256,364
477	First Lien Loan, LIBOR + 2.25%, 5/30/14	448,636
1,000	Second Lien Loan, LIBOR + 3.25%, 11/30/14	905,000
1,668	Greektown Holdings LLC, Loan B, LIBOR + 2.50%, 12/15/12	1,584,331
	Green Valley Ranch Gaming LLC,
478	First Lien Loan, LIBOR + 2.00%, 2/28/14	450,579
1,000	Second Lien Loan, LIBOR + 3.25%, 8/30/14	902,500
	HIT Entertainment Ltd.,
1,470	LIBOR + 2.25%, 8/31/12	1,429,592
1,000	Second Lien Loan, LIBOR + 5.50%, 2/26/13	950,000
	Hollywood Theaters, Inc.,
1,689	First Lien Loan, LIBOR + 3.25%, 8/01/09	1,654,975
2,500	Second Lien Loan, LIBOR + 7.00%, 2/01/10	2,450,000
715	Kerasotes Theatres, Inc., Loan B, LIBOR + 2.75%, 11/01/11	696,859
	Las Vegas Sands LLC,
500	Delayed Draw Loan, LIBOR + 1.75%, 5/04/14	467,955
1,990	Loan B, LIBOR + 1.75%, 5/04/14	1,862,459
2,948	Metro-Goldwyn-Mayer Studios, Inc., Loan B, LIBOR + 3.25%, 4/08/12	2,725,768
2,000	RHI Entertainment, Inc., Second Lien Loan, LIBOR + 3.25%, 4/15/14	1,940,000
726	Riverside Casino & Golf Resort LLC, Loan B, LIBOR + 3.50%, 11/15/12	719,022
743	Time Warner, Inc., Loan B, LIBOR + 2.00%, 1/07/13	713,728
	Travelport, Inc.,
47	Letter of Credit, LIBOR + 3.00%, 8/31/13	44,360

Principal Amount (000)	Description	Value

Entertainment & Leisure—(cont’d)
$233	LIBOR + 3.00%, 8/31/13	$221,083
925	Universal City Development Partners LP, Loan B, LIBOR + 2.00%, 6/09/11	905,789
	Wembley, Inc.,
975	First Lien Loan, LIBOR + 2.00%, 8/31/11	906,774
1,500	Second Lien Loan, LIBOR + 3.75%, 8/23/12	1,365,000
739	Yellowstone Mountain Club, LIBOR + 2.38%, 10/15/10	659,777

	Total Entertainment & Leisure	27,226,153

Financial Institutions—7.1%
981	Advantage Sales & Marketing, Inc., LIBOR + 2.00%, 4/15/13	927,124
998	Alliant Insurance Services, Loan B, LIBOR + 3.00%, 10/23/14	952,612
975	Avio, Mezzanine Loan, LIBOR + 9.00%, 9/25/16	953,192
	Bankruptcy Management,
988	LIBOR + 3.00%, 7/30/11	901,094
494	Second Lien Loan, LIBOR + 6.25%, 7/30/12	407,344
929	BNY Convergex Group LLC, First Lien Loan, LIBOR + 3.00%, 8/31/13	897,232
414	CCC Information Services Group, Inc., Loan B, LIBOR + 2.75%, 2/15/13	406,282
741	Conseco, Inc., LIBOR + 2.00%, 5/31/13	679,221
2,000	Enclave, Loan B, LIBOR, 3/01/12	1,841,292
	GS Holdings Corp.,
52	Delayed Draw Loan, LIBOR + 1.75%, 5/15/13	49,412
78	LIBOR + 1.75%, 5/15/11	74,081
538	LIBOR + 1.75%, 5/15/13	513,778
3,500	J.G. Wentworth LLC, First Lien Loan, LIBOR + 2.25%, 4/15/14	3,206,875
1,300	Jostens, Inc., Loan C, LIBOR + 2.00%, 12/21/11	1,272,493
998	Lucite Intl. Finance Plc, LIBOR + 9.85%, 7/14/14 (EUR)	1,362,059
500	Marsico TL, LIBOR + 3.00%, 11/14/14	480,000
2,000	Moeller Group, EURIBOR + 2.75%, 9/17/12 (EUR)	2,835,769
1,915	Owens Illinois Group, Inc., Loan B, LIBOR + 1.50%, 6/30/13 (EUR)	2,628,337
752	Professional Service, Inc., Loan B, LIBOR + 3.00%, 10/31/12	737,014
495	Renfro Corp., Delayed Draw Loan, LIBOR + 3.25%, 9/30/13	464,989
250	RiskMetrics Group Holdings, LLC, Second Lien Loan, LIBOR + 5.50%, 6/15/14	242,500
1,108	Sedgewick Claims Management Services, Inc., Loan B, LIBOR + 2.00%, 2/28/13	1,073,234
500	Tegrant Holding Corp., Second Lien Loan, LIBOR + 5.50%, 3/15/15	420,000
1,920	TPG Springs Ltd., Mezzanine Loan, 3/22/15 (EUR)	2,603,638
	United Biscuits (United Kingdom)
1,651	Loan B1, LIBOR + 2.50%, 12/31/14 (GBP)	3,086,965
535	Loan B2, LIBOR + 2.50%, 12/31/14 (EUR)	731,375

	Total Financial Institutions	29,747,912

Health Care—7.4%
2,898	Arizant, Inc., LIBOR + 3.25%, 8/15/10	2,839,888
2,494	Cardinal Health, Inc., Loan B, LIBOR + 2.25%, 4/15/14 (EUR)	3,387,732
734	CCS Medical, Loan B, LIBOR + 13.0%, 10/31/12	711,626
	Community Health Systems, Inc.,
186	Delayed Draw Loan, Unfunded, 6/18/14	178,403
3,691	Loan B, LIBOR + 2.25%, 6/18/14	3,547,246
500	Emdeon Business Services, LLC, Second Lien Loan, LIBOR + 5.00%, 5/30/14	480,000
1,985	Health Management Associates, Inc., PRIME + 1.75%, 2/15/14	1,848,255
2,525	HealthSouth Corp., Loan B, LIBOR + 2.50%, 3/15/13	2,406,504
	Molnlycke Health Care Ltd. (EUR)
1,500	Loan B, EURIBOR + 2.00%, 3/30/15	2,065,754

See Notes to Financial Statements.

8	ANNUAL REPORT	DECEMBER 31, 2007

Portfolio of Investments as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Health Care—(cont’d)
$1,500		Loan C, EURIBOR + 2.25%, 3/30/16	$2,075,502
500		Second Lien Loan D, EURIBOR + 3.75%, 9/30/16	672,543
468		National Renal Institutes, Inc., Loan B, LIBOR + 2.25%, 4/15/13	451,327
		Opica AB (EUR)
1,187		Loan C1, LIBOR + 2.38%, 3/20/16	1,708,033
171		Loan C2, LIBOR + 2.38%, 3/20/16	246,327
142		Loan C4, LIBOR + 2.38%, 3/20/16	204,905
		Quintiles Transnational Corp.,
983		First Lien Loan, LIBOR + 2.25%, 3/31/13	944,838
250		Second Lien Loan, LIBOR + 4.50%, 3/31/14	236,875
973		Select Medical Corp., Loan B, LIBOR + 1.75%, 2/28/12	915,366
2,966		US Oncology, Inc., LIBOR + 2.75%, 6/30/11	2,880,926
978		Vanguard Health Holding Co. II LLC, Replacement Loan, LIBOR + 2.25%, 9/30/11	943,503
		Warner Chilcott Corp.,
1,494		Loan B, LIBOR + 2.75%, 1/18/12	1,444,785
514		Loan C, LIBOR + 2.75%, 1/18/11	496,946

		Total Health Care	30,687,284

Industrials—4.4%
1,481		Acosta, Inc., LIBOR + 2.25%, 8/15/13	1,410,891
1,000	[3]	BAA Ferrovial, Junior Loan 2, LIBOR + 4.00%, 9/30/11 (GBP)	1,879,127
		Bolthouse Farms, Inc.,
983		First Lien Loan, LIBOR + 2.50%, 12/01/12	954,253
500		Second Lien Loan, LIBOR + 5.50%, 12/16/13	494,375
222		Chart Industries, Inc., Loan B, LIBOR + 2.00%, 10/15/12	217,778
1,575		Drummond Co., Inc., LIBOR + 1.50%, 2/15/12	1,543,500
1,493		Harland Clarke Holdings Corp., Loan B, LIBOR + 2.50%, 3/12/13	1,334,295
		Kion Group,
250		Loan B, LIBOR + 2.00%, 3/15/15	238,665
250		Loan C, LIBOR + 2.50%, 3/15/16	239,915
500		Loan D, EURIBOR + 3.75%, 9/15/16 (EUR)	685,336
		Lincoln Industrial Corp.,
271		Delayed Draw Loan B, LIBOR + 2.50%, 6/18/14	265,936
724		First Lien Loan, LIBOR + 2.50%, 6/18/14	709,609
		Mivisa Envases S.A.U. (EUR)
826		Loan B1, LIBOR, 5/03/15	1,147,596
174		Loan B2, LIBOR, 5/03/15	241,352
2,469		Oshkosh Truck Corp., Loan B, LIBOR + 1.75%, 11/30/13	2,366,633
		Standard Steel LLC,
83		Delayed Draw Loan, Unfunded, 7/15/12	80,015
410		Loan B, LIBOR + 2.50%, 7/15/12	396,052
990		Stolle Machinery Co. LLC, First Lien Loan, LIBOR + 2.75%, 9/29/13	970,200
1,199		Thermo Fluids, Inc., Loan B, LIBOR + 3.00%, 8/15/11	1,030,827
2,076		Tinnerman Palnut Engineered Products, Inc., LIBOR + 7.25%, 11/01/11	1,826,573
		Trimas Corp.,
94		Letter of Credit, LIBOR, 7/31/11	91,875
401		Loan B, LIBOR + 2.75%, 7/31/13	393,148

		Total Industrials	18,517,951

Media—27.2%
475		Affinion Group, Inc., LIBOR + 6.25%, 3/01/12	437,396
1,000		American Media Operations, Inc., Loan B, LIBOR + 2.75%, 1/31/13	977,500
1,970		Atlantic Broadband Finance LLC, Loan B2, LIBOR + 2.50%, 8/15/11	1,901,984
1,000		Audio Visual Services Corp., Loan Second Lien, LIBOR + 5.50%, 9/15/14	950,000
250		Bresnan Communications Group LLC, Second Lien Loan, LIBOR + 4.50%, 4/15/14	242,500
3,930		Cablevision Systems Corp., Incremental Loan, LIBOR + 1.75%, 3/28/13	3,708,588

Principal Amount (000)	Description	Value

Media—(cont’d)
$750	Casema Bidco, Loan C, EURIBOR + 3.00%, 9/30/15 (EUR)	$1,082,009
	Casema Kabelcom (EUR)
750	Loan B, LIBOR + 2.50%, 9/30/14	1,076,891
576	Loan B1, EURIBOR + 2.50%, 9/30/14	826,619
299	Loan B2, EURIBOR + 2.50%, 9/30/14	429,388
875	Loan C, LIBOR + 3.00%, 9/30/15	1,262,003
6,948	Cequel Communications LLC, First Lien Loan, LIBOR + 2.00%, 11/05/13	6,487,228
7,000	Charter Communications Holdings LLC, LIBOR + 2.00%, 4/30/14	6,534,234
1,493	Cumulus Media, Inc., LIBOR + 1.75%, 5/21/14	1,430,312
	Dex Media West LLC/Dex Media Finance Co.,
618	Loan B1, LIBOR + 1.75%, 3/09/10	601,715
1,114	Loan B2, LIBOR + 1.50%, 3/09/10	1,087,136
483	Emmis Communications Corp., LIBOR + 2.00%, 10/31/13	445,632
	Gatehouse Media Operating, Inc.,
592	Delayed Draw Loan, LIBOR + 1.75%, 9/15/14	503,508
1,386	Loan B, LIBOR + 2.00%, 9/15/14	1,179,375
2,000	Gray Television, Inc., Delayed Draw Loan, LIBOR + 1.50%, 9/18/14	1,857,500
	HMH Publishing,
364	Bridge Loan, LIBOR + 4.00%, 5/15/09	347,727
2,636	Loan A, LIBOR + 4.00%, 11/14/14	2,521,023
6,750	Mezzanine Loan, LIBOR + 8.50%, 11/14/14	6,412,500
4,950	Idearc, Inc., Loan B, LIBOR + 2.00%, 11/15/14	4,709,252
4,000	KDG Media Technologies AG, Loan A, LIBOR + 2.00%, 3/31/12 (EUR)	5,589,681
498	Knology, First Lien Loan, LIBOR + 2.25%, 3/15/12	475,113
1,493	Liberty Cablevision of Puerto Rico Ltd., LIBOR + 2.25%, 5/21/14	1,412,278
1,485	Mediacom Broadband LLC, Loan D1, LIBOR + 1.75%, 1/31/15	1,370,973
1,289	Mediacom Communications Corp., Loan A, LIBOR + 1.50%, 3/31/10	1,212,030
1,955	Mediacom Illinois LLC, Loan C, LIBOR + 1.75%, 1/15/15	1,818,382
1,902	Mission Broadcasting, Inc., Loan B, LIBOR + 1.75%, 8/14/12	1,816,536
356	Multicultural Radio Broadcasting, Inc., LIBOR + 2.50%, 12/15/12	348,880
1,000	National CineMedia, Inc., Loan B, LIBOR + 1.75%, 2/28/15	937,188
	New Wave Communications,
936	Loan A, LIBOR + 3.25%, 6/20/13	921,714
237	Loan Z, LIBOR + 3.25%, 6/20/13	233,445
1,801	Nexstar Finance, Inc., Loan B, LIBOR + 1.75%, 8/14/12	1,720,017
3,456	Nielsen Finance LLC/Nielsen Finance Co., Loan B, LIBOR + 2.25%, 8/15/13	3,272,408
	NTL Investment Holding Ltd. (GBP)
1,116	Loan B1, LIBOR + 2.13%, 9/03/12	2,102,798
1,169	Loan B2, LIBOR + 2.13%, 9/03/12	2,202,929
1,500	Loan C, LIBOR + 2.75%, 3/03/13	2,814,211
1,500	NV Broadcasting, Second Lien Loan, LIBOR + 6.50%, 10/26/14	1,402,500
	PagesJaunes Groupe SA (EUR)
1,000	Loan B2, EURIBOR + 2.75%, 1/11/15	1,395,445
1,000	Loan C, EURIBOR + 2.75%, 1/11/16	1,395,445
500	Loan D, EURIBOR + 4.25%, 1/11/17	690,819
	Penton Media, Inc.,
1,117	First Lien Loan, LIBOR + 2.25%, 2/15/13	1,007,698
1,000	Second Lien Loan, LIBOR + 5.00%, 2/15/14	850,000
	ProSieben (EUR)
500	Loan B1, LIBOR + 2.38%, 6/30/15	642,693
1,000	Loan C1, LIBOR + 2.88%, 6/30/16	1,292,697
750	Puerto Rico Cable Acquisition Co., Second Lien Loan, LIBOR + 6.25%, 7/31/11	690,000
737	Quebecor Media, Inc., Loan B, LIBOR + 2.00%, 1/12/13	716,611

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	9

Portfolio of Investments as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentages shown are based on Net Assets)

Principal Amount (000)	Description	Value

Media—(cont’d)
$1,769	R.H. Donnelley, Inc., Loan D2, LIBOR + 1.50%, 6/30/11	$1,710,358
995	RCN Corp., Loan B, LIBOR + 2.25%, 5/24/14	940,897
	TDC (EUR)
912	Loan B, EURIBOR + 2.75%, 11/12/14	1,302,236
1,092	Loan C2, EURIBOR + 3.25%, 11/12/15	1,566,628
	Univision Communications, Inc.,
5,933	LIBOR + 2.25%, 9/30/14	5,401,400
1,000	Loan B, LIBOR + 2.50%, 3/31/16	975,000
309	Second Lien Loan, Unfunded, 9/30/14	281,068
	UPC Broadband Holding BV (EUR)
3,767	Loan M1, LIBOR + 2.00%, 12/31/14	5,191,166
4,069	Loan M2, LIBOR + 2.00%, 12/31/14	5,607,552
1,885	WMG Acquisition Corp., LIBOR + 2.00%, 4/08/11	1,798,790
2,500	Yell Group Plc, Loan B, LIBOR + 1.75%, 2/15/13 (EUR)	3,502,393

	Total Media	113,621,999

Real Estate—1.2%
2,000	Georgian Towers, Loan B5, LIBOR + 2.50%, 3/01/12	1,766,218
1,313	Headwaters, Inc., LIBOR + 3.25%, 4/30/11	1,260,000
	Masonite Intl. Corp.,
243	LIBOR + 2.00%, 3/31/13	220,195
243	Loan B, LIBOR + 2.00%, 3/31/13	220,570
1,990	Realogy Corp., LIBOR + 3.00%, 9/22/14	1,732,407

	Total Real Estate	5,199,390

Technology—5.1%
465	Activant Solutions, Inc., Loan B, LIBOR + 2.00%, 4/30/13	434,613
735	Affiliated Computer Services, Inc., Loan B, LIBOR + 2.00%, 3/31/13	713,409
3,000	Alliance Data, First Lien Loan B2, Unfunded, 12/15/14	2,790,000
1,460	ClientLogic Corp., LIBOR + 2.50%, 1/30/14	1,303,220
500	Electrical Components Intl. Holdings Co., Second Lien Loan, LIBOR + 2.50%, 5/01/14	430,000
1,746	First Data Corp., Loan B1, LIBOR + 2.75%, 9/24/14	1,654,962
	Flextronics Intl. Ltd.,
557	Delayed Draw Loan A, LIBOR + 2.25%, 10/01/14	542,725
1,942	Loan B, LIBOR + 2.25%, 10/01/14	1,893,415
	Intergraph Corp.,
419	First Lien Loan, LIBOR + 2.50%, 5/15/14	401,943
750	Second Lien Loan, LIBOR + 6.00%, 11/15/14	736,406
987	Marvell Technology Group Ltd., Loan B, LIBOR + 2.00%, 11/15/09	957,269
	RedPrairie Corp.,
985	Loan B, PRIME + 3.25%, 7/31/12	960,375
1,250	Second Lien Loan, LIBOR + 6.75%, 1/31/13	1,200,000
1,592	San Juan Cable, LIBOR + 2.25%, 3/15/13	1,479,198
	Sensata Technologies BV,
1,478	EURIBOR + 2.00%, 4/30/13 (EUR)	2,042,065
978	Loan B, LIBOR + 1.75%, 4/30/13	926,584
2,438	SunGard Data Systems, Inc., Loan B, LIBOR + 2.00%, 2/11/13	2,351,279
244	Wire Rope Corp., LIBOR + 2.25%, 1/30/14	236,584

	Total Technology	21,054,047

Telecommunications—8.0%
393	Cavalier Telephone Corp., Loan B, LIBOR + 4.75%, 11/30/12	341,923
2,169	Centennial Cellular Operating Co., LIBOR + 2.00%, 2/09/11	2,109,012
500	Country Road Communications LLC, Second Lien Loan, LIBOR + 7.75%, 6/30/13	492,500
	Eircom Group Plc (EUR)
3,000	Loan B, LIBOR + 2.50%, 9/15/14	4,194,112
3,000	Loan C, LIBOR + 3.00%, 9/15/15	4,216,578
1,000	Loan D, EURIBOR + 4.25%, 3/15/16	1,408,848
500	Hargray Communications, Inc., Second Lien Loan, LIBOR + 5.25%, 12/31/14	480,000

Principal Amount (000)		Description	Value

Telecommunications—(cont’d)
$4,000		Insight Midwest Holdings LLC, Loan B, Unfunded, 4/03/14	$3,855,000
2,000		Iowa Telecommunications Services, Inc., Loan B, LIBOR + 1.75%, 11/30/11	1,936,250
1,000		IPC Systems, Inc., Second Lien Loan, LIBOR + 5.50%, 5/25/15	790,000
		NG Wireless,
140		Delayed Draw Loan, Unfunded, 7/31/14	138,269
610		First Lien Loan, PRIME + 2.75%, 7/31/14	600,481
1,695		NTELOS, Inc., First Lien Loan, LIBOR + 2.25%, 2/24/10	1,670,901
441		Triton PCS, Inc., LIBOR + 3.25%, 11/18/09	439,182
2,970		West Corp., Loan B2, LIBOR + 2.38%, 10/31/13	2,824,152
		Wind Acquisition Finance S.A. (EUR)
1,029		Loan A1, LIBOR + 2.25%, 6/17/12	1,474,836
279		Loan A2, LIBOR + 2.25%, 6/17/12	399,603
2,000		Loan B1, EURIBOR + 2.75%, 7/31/12	2,882,859
2,000		Loan C1, EURIBOR + 3.25%, 7/31/13	2,895,652

		Total Telecommunications	33,150,158

Transportation—3.0%
		Dockwise Transport N.V.,
1,000		Loan B1, LIBOR + 2.38%, 4/15/15	960,000
733		Loan B2, LIBOR + 2.38%, 4/15/15	703,812
1,000		Loan C, LIBOR + 2.88%, 4/15/16	965,000
733		Loan C2, LIBOR + 2.88%, 4/15/16	707,478
650		Loan D, LIBOR + 4.50%, 1/11/17	621,563
1,000		Loan D2, LIBOR + 4.50%, 1/11/17	956,250
		Hawker Beechraft Acquisition Co.,
78		Letter of Credit, Unfunded + 2.00%, 3/31/14	74,016
915		LIBOR + 2.00%, 3/31/14	868,174
1,000		Jacobson Holding Co., Second Lien Loan, LIBOR + 5.50%, 12/31/14	770,000
1,750		RailAmerica, Inc., Loan B, LIBOR + 2.25%, 10/15/08	1,710,625
322		Sirva Worldwide, Inc., LIBOR + 2.50%, 12/01/10	204,388
1,477		Swift Transportation Co., Inc., LIBOR + 3.00%, 5/15/14	1,207,238
2,000		U.S. Airways, Loan B, LIBOR + 2.50%, 3/31/14	1,838,056
1,076		United Air Lines, Inc., Loan B, LIBOR + 2.00%, 1/30/14	1,002,616

		Total Transportation	12,589,216

		Total Bank Loans	468,992,410

Foreign Government Bonds—17.6%
3,840		Argentina Republic, 4.005%, 8/03/12	2,169,600
		Federative Republic of Brazil,
475		10.25%, 6/17/13	584,250
9,435	[1]	10.58%, 6/29/09	10,119,038
1,600		Islamic Republic of Pakistan, 6.75%, 2/19/09	1,550,443
800		Malaysia, 8.75%, 6/01/09	842,759
2,400		Republic of Chile, 6.875%, 4/28/09	2,488,560
1,200	[1]	Republic of Colombia, 8.541%, 3/17/13	1,296,000
3,200		Republic of Costa Rica, 9.335%, 5/15/09	3,355,200
2,000		Republic of Panama, 8.25%, 4/22/08	2,022,500
		Republic of Peru,
5,152	[1]	6.44%, 3/07/17	5,100,480
2,400		9.125%, 1/15/08	2,400,000
2,400		Republic of South Africa, 7.375%, 4/25/12	2,598,000
2,400		Republic of the Philippines, 8.875%, 4/15/08	2,429,659
950		Republic of Uruguay, 6.875%, 1/19/16 (EUR)	1,435,825
		Republic of Venezuela,
4,000	[1]	6.18%, 4/20/11	3,612,000
2,000		11.00%, 3/05/08 (EUR)	2,943,107
2,735		Turkey, 7.00%, 9/26/16	2,892,263
		Ukraine,
2,800	[2]	6.875%, 3/04/11	2,849,000
16,100	[1,2]	8.693%, 8/05/09	16,542,750
		United Mexican States,
4,800	[1]	5.943%, 1/13/09	4,809,600
13,520		9.00%, 12/22/11 (MXN)	1,282,754

		Total Foreign Government Bonds	73,323,788

See Notes to Financial Statements.

10	ANNUAL REPORT	DECEMBER 31, 2007

Portfolio of Investments as of December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT) (concluded)
(Percentages shown are based on Net Assets)

Shares		Description	Value

Common Stocks—0.1%
6,155	[3,4,6]	Berkline BenchCraft, Class B	$—
947	[3]	Critical Care Systems Intl., Inc.	318
121,011		E*Trade Financial Corp.	429,589

		Total Common Stocks	429,907

Preferred Stock—0.0%
100	[2]	Marsico Parent Superholdco LLC, 16.75%,	94,758

		Total Long-Term Investments (cost $644,394,541)	630,939,378

Principal Amount (000)

SHORT-TERM INVESTMENT—2.0%
U.S. Government and Agency Discount Notes—2.0%
$8,500	[5]	Federal Home Loan Bank Disc. Note, 3.254%, 1/14/08 (cost $8,490,024)	8,490,024

Contracts

OUTSTANDING OPTION PURCHASED—0.0%
26	[6,7]	Marsico Parent Superholdco LLC, expires 12/14/19, strike price $942.86 (cost $25,422)	25,549

Total Investments—153.3% (cost $652,909,9878)			$639,454,951
Other assets in excess of liabilities—5.1%			21,255,627
Auction Preferred Shares at redemption value, including dividends payable—(58.4)%			(243,624,472)

Net Assets Applicable to Common Shareholders—100%			$417,086,106

[1]	Variable rate security. Rate shown is interest rate as of December 31, 2007.
[2]

Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2007, the Trust held 9.3% of its net assets, with a current market value of $38,728,208 in securities restricted as to resale.

[3]	Security is fair valued.
[4]	Issuer is in default and/or bankruptcy.
[5]	Rate shown is the yield to maturity as of the date of purchase.
[6]	Non-income producing security.
[7]	Illiquid security. As of December 31, 2007, the Trust held 0.0% of its net assets, with a current market value of $25,549, in these securities.
[8]

Cost for federal income tax purposes is $652,979,919. The net unrealized depreciation on a tax basis is $13,524,968, consisting of $12,149,631 gross unrealized appreciation and $25,674,599 gross unrealized depreciation.

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	11

Portfolio of Investments as of December 31, 2007	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

LONG-TERM INVESTMENTS—131.9%
Corporate Bonds—122.0%
Aerospace & Defense—2.0%
$1,820		DI Finance/DynCorp Intl., 9.50%, 2/15/13	$1,904,175
		DRS Technologies, Inc.,
170		6.875%, 11/01/13	169,150
170		7.625%, 2/01/18	172,125
140		L-3 Communications Corp., 5.875%, 1/15/15	135,100
300		TransDigm, Inc., 7.75%, 7/15/14	304,500

		Total Aerospace & Defense	2,685,050

Automotive—6.1%
340		Accuride Corp., 8.50%, 2/01/15	275,400
550	[1]	Allison Transmission, Inc., 11.25%, 11/01/15	485,375
240		Asbury Automotive Group, Inc., 7.625%, 3/15/17	212,400
		AutoNation, Inc.,
360		7.00%, 4/15/14	341,100
360	[2]	7.243%, 4/15/13	332,100
1,330		Ford Capital BV, 9.50%, 6/01/10 (Netherlands)	1,253,525
300		Ford Motor Co., 8.90%, 1/15/32	232,500
		Goodyear Tire & Rubber Co. (The),
150		7.857%, 8/15/11	151,875
512		8.625%, 12/01/11	533,760
400		Group 1 Automotive, Inc., 2.25%, 6/15/36	265,000
540		Lear Corp., 8.75%, 12/01/16	491,400
22		Meritor Automotive, Inc., 6.80%, 2/15/09	21,340
935		Metaldyne Corp., 10.00%, 11/01/13	771,375
710		Penske Auto Group, Inc., 7.75%, 12/15/16	663,850
1,910		Rent-A-Center, Inc., 7.50%, 5/01/10	1,781,075
525		Stanadyne Corp., 10.00%, 8/15/14	506,625

		Total Automotive	8,318,700

Basic Materials—12.0%
		Abitibi-Consolidated, Inc. (Canada)
485		6.00%, 6/20/13	330,406
80		8.85%, 8/01/30	54,800
350	[2]	AbitibiBowater, Inc., 7.991%, 3/15/10	304,938
665		AK Steel Corp., 7.75%, 6/15/12	668,325
1,200		Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., 10.00%, 6/01/12	1,269,000
400		American Pacific Corp., 9.00%, 2/01/15	401,000
85		Bowater Finance Corp., 7.95%, 11/15/11 (Canada)	68,638
175		Catalyst Paper Corp., 7.375%, 3/01/14 (Canada)	132,125
60		Chemtura Corp., 6.875%, 6/01/16	56,400
540		CPG Intl. I, Inc., 10.50%, 7/01/13	510,300
1,010		Del Monte Corp., 8.625%, 12/15/12	1,017,575
		Domtar Corp.,
160		7.125%, 8/15/15	156,800
100		7.875%, 10/15/11	102,125
		FMG Finance Property Ltd. (Australia)
240	[1]	10.00%, 9/01/13	262,800
735	[1]	10.625%, 9/01/16	841,575
		Freeport-McMoRan Copper & Gold, Inc.,
1,820		8.375%, 4/01/17	1,951,950
550	[2]	8.394%, 4/01/15	558,250
500		Huntsman Intl. LLC, 7.375%, 1/01/15	525,000
1,450		Huntsman LLC, 11.625%, 10/15/10	1,537,000
475	[1]	Ineos Group Holdings Plc, 8.50%, 2/15/16 (United Kingdom)	422,750
1,170		Innophos, Inc., 8.875%, 8/15/14	1,164,150
205	[1]	Key Plastics LLC/Key Plastics Finance Corp., 11.75%, 3/15/13	164,000
755	[1]	MacDermid, Inc., 9.50%, 4/15/17	709,700
		NewPage Corp.,
1,010		10.00%, 5/01/12	1,015,050
435		12.00%, 5/01/13	449,137
200	[2]	NOVA Chemicals Corp., 7.863%, 11/15/13 (Canada)	187,000
		Ryerson, Inc.,
300	[1]	12.00%, 11/01/15	296,250
180	[1,2]	12.574%, 11/01/14	172,800

Principal Amount (000)		Description	Value

Basic Materials—(cont’d)
$230	[1]	Steel Dynamics, Inc., 7.375%, 11/01/12	$231,150
385		Terra Capital, Inc., 7.00%, 2/01/17	376,337
325		Verso Paper Holdings LLC/Verson Paper, Inc., 9.125%, 8/01/14	328,250

		Total Basic Materials	16,265,581

Building & Development—2.2%
450		Goodman Global Holding Co., Inc., 7.875%, 12/15/12	463,500
1,000		K Hovnanian Enterprises, Inc., 7.75%, 5/15/13	560,000
185		Masonite Intl. Corp., 11.00%, 4/06/15 (Canada)	144,300
345		Nortek, Inc., 8.50%, 9/01/14	276,000
1,560		North American Energy Partners, Inc., 8.75%, 12/01/11 (Canada)	1,540,500

		Total Building & Development	2,984,300

Commercial Services—0.4%
275		FTI Consulting, Inc., 7.75%, 10/01/16	286,000
270	[1]	Quebecor World, Inc., 9.75%, 1/15/15 (Canada)	202,838

		Total Commercial Services	488,838

Consumer Products—8.9%
1,070	[2]	Ames True Temper, Inc., 9.243%, 1/15/12	909,500
70	[2]	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.369%, 5/15/14	64,400
210	[1]	Beverages & More, Inc., 9.25%, 3/01/12	212,625
290		Buffets, Inc., 12.50%, 11/01/14	110,200
		General Nutrition Centers, Inc.,
1,000	[2]	10.01%, 3/15/14	945,000
990		10.75%, 3/15/15	920,700
690		Jarden Corp., 7.50%, 5/01/17	593,400
2,307		Lazy Days RV Center, Inc., 11.75%, 5/15/12	1,984,020
		Michaels Stores, Inc.,
1,160		10.00%, 11/01/14	1,102,000
1,470		11.375%, 11/01/16	1,348,725
175		Neiman-Marcus Group, Inc., 9.00%, 10/15/15	180,469
350		Quiksilver, Inc., 6.875%, 4/15/15	300,125
350		Reynolds American, Inc., 7.625%, 6/01/16	372,048
		Rite Aid Corp.,
1,755		7.50%, 3/01/17	1,546,594
250		8.125%, 5/01/10	245,000
		Sally Holdings LLC,
90		9.25%, 11/15/14	89,100
769		10.50%, 11/15/16	757,465
365		Yankee Acquisition Corp., 9.75%, 2/15/17	333,975

		Total Consumer Products	12,015,346

Containers & Packaging—6.0%
		Berry Plastics Holding Corp.,
375	[2]	8.866%, 9/15/14	350,625
695		8.875%, 9/15/14	660,250
255		Crown Americas LLC/Crown Americas Capital Corp.,
		7.75%, 11/15/15	262,650
125		Graham Packaging Co., Inc., 8.50%, 10/15/12	116,875
65		Graphic Packaging Intl. Corp., 9.50%, 8/15/13	64,187
775	[1,2]	Impress Holdings BV, 8.368%, 9/15/13 (Netherlands)	751,750
1,000		Jefferson Smurfit Corp., 7.50%, 6/01/13	957,500
2,600		Owens Brockway, 8.25%, 5/15/13	2,697,500
1,034		Pregis Corp., 12.375%, 10/15/13	1,096,040
1,140		Smurfit-Stone Container Enterprises, Inc., 8.00%, 3/15/17	1,101,525

		Total Containers & Packaging	8,058,902

Ecological Services & Equipment—1.1%
445		Aleris Intl., Inc., 9.00%, 12/15/14	371,575
400		Casella Waste Systems, Inc., 9.75%, 2/01/13	408,000
800		Waste Services, Inc., 9.50%, 4/15/14	780,000

		Total Ecological Services & Equipment	1,559,575

Energy—13.3%
250		AES Corp., 9.50%, 6/01/09	258,750
275		Berry Petroleum Co., 8.25%, 11/01/16	281,187
515		Chaparral Energy, Inc., 8.50%, 12/01/15	463,500

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2007

Portfolio of Investments as of December 31, 2007	BlackRock High Income Shares (HIS) (continued)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Energy—(cont’d)
		Chesapeake Energy Corp.,
$350		6.375%, 6/15/15	$338,625
235		6.625%, 1/15/16	229,712
		Compagnie Generale de Geophysique-Veritas (France)
135		7.50%, 5/15/15	136,688
220		7.75%, 5/15/17	222,200
245		Compton Petroleum Finance Corp.,
		7.625%, 12/01/13 (Canada)	227,850
1,120	[1,2]	Corral Finans AB, 10.24%, 4/15/10 (Sweden)	1,019,182
75		Denbury Resources, Inc., 7.50%, 12/15/15	75,750
740	[3]	East Cameron Gas Co., 11.25%, 7/09/19 (Cayman Islands)	540,200
35		Edison Mission Energy, 7.50%, 6/15/13	35,875
50		El Paso Natural Gas Co., 8.375%, 6/15/32	58,570
484		Elwood Energy LLC, 8.159%, 7/05/26	484,126
		Encore Acquisition Co.,
130		6.00%, 7/15/15	117,000
140		7.25%, 12/01/17	133,350
1,350	[1]	Energy Future Holdings Corp., 11.25%, 11/01/17	1,366,875
1,115		Exco Resources, Inc., 7.25%, 1/15/11	1,073,187
550	[1]	Forest Oil Corp., 7.25%, 6/15/19	552,750
100		Grant Prideco, Inc., 6.125%, 8/15/15	104,500
150		Homer City Funding LLC, 8.734%, 10/01/26	163,882
900		KCS Energy, Inc., 7.125%, 4/01/12	866,250
154		Midwest Generation LLC, 8.56%, 1/02/16	164,863
810		Mirant Americas Generation LLC, 8.30%, 5/01/11	812,025
		NRG Energy, Inc.,
100		7.25%, 2/01/14	97,500
570		7.375%, 2/01/16	555,750
980	[1]	OPTI Canada, Inc., 8.25%, 12/15/14 (Canada)	970,200
1,000		Orion Power Holdings, Inc., 12.00%, 5/01/10	1,090,000
420		Sabine Pass LNG LP, 7.50%, 11/30/16	401,100
656		Salton Sea Funding, 8.30%, 5/30/11	728,125
615	[1]	SemGroup LP, 8.75%, 11/15/15	584,250
305		Southern Natural Gas Co., 8.00%, 3/01/32	339,799
345	[1]	Targa Resources, Inc., 8.50%, 11/01/13	332,925
		Texas Competitive Electric Holdings Co. LLC,
1,400	[1]	10.25%, 11/01/15	1,386,000
430	[1]	10.50%, 11/01/16	424,625
1,305		Whiting Petroleum Corp., 7.25%, 5/01/12-5/01/13	1,285,425

		Total Energy	17,922,596

Entertainment & Leisure—5.5%
470		AMC Entertainment, Inc., 11.00%, 2/01/16	494,675
500		Caesars Entertainment, Inc., 7.875%, 3/15/10	470,000
440	[1]	French Lick Resorts & Casino LLC/French Lick Resorts & Casino Corp., 10.75%, 4/15/14	321,200
		Gaylord Entertainment Co.,
450		6.75%, 11/15/14	424,125
1,000		8.00%, 11/15/13	995,000
1,390	[1]	Great Canadian Gaming Corp., 7.25%, 2/15/15 (Canada)	1,376,100
690	[1]	Greektown Holdings LLC, 10.75%, 12/01/13	671,025
610	[1]	Pinnacle Entertainment, Inc., 7.50%, 6/15/15	553,575
430		Riddell Bell Holdings, Inc., 8.375%, 10/01/12	387,000
630		Seneca Gaming Corp., 7.25%, 5/01/12	634,725
410	[1]	Shingle Springs Tribal Gaming Authority, 9.375%, 6/15/15	397,700
30		Station Casinos, Inc., 6.625%, 3/15/18	20,550
170	[2]	Travelport LLC, 9.749%, 9/01/14	164,475
500		Virgin River Casino, 9.00%, 1/15/12	425,000
100		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	98,250

		Total Entertainment & Leisure	7,433,400

Financial Institutions—9.1%
1,250		AES Red Oak LLC, 9.20%, 11/30/29	1,387,500
800	[1]	Alliant Holdings I, Inc., 11.00%, 5/01/15	760,000
85		American Real Estate Partners LP/American Real Estate Finance Corp., 7.125%, 2/15/13	79,900

Principal Amount (000)		Description	Value

Financial Institutions—(cont’d)
$319	[1,2]	BMS Holdings, Inc., 12.40%, 2/15/12	$309,540
		Ford Motor Credit Co. LLC,
1,500		7.80%, 6/01/12	1,314,993
290	[2]	7.993%, 1/13/12	243,589
140		8.625%, 11/01/10	129,913
		General Motors Acceptance Corp. LLC,
710		6.875%, 8/28/12	594,954
300		8.00%, 11/01/31	251,663
140	[1]	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/01/15	138,600
		Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC,
275	[2]	9.369%, 11/15/14	280,500
250		9.75%, 11/15/14	270,000
1,331	[1]	iPayment Investors LP, 11.625%, 7/15/14	1,397,927
335		iPayment, Inc., 9.75%, 5/15/14	313,225
		Momentive Performance Materials, Inc.,
470	[1]	9.75%, 12/01/14	432,400
945	[1]	11.50%, 12/01/16	817,425
290	[1]	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25	290,725
625	[1,2]	PNA Intermediate Holding Corp., 12.36%, 2/15/13	565,625
1,653	[1]	Rainbow National Services LLC, 10.375%, 9/01/14	1,791,439
915		Tropicana Entertainment LLC, 9.625%, 12/15/14	581,025
110	[2]	Universal City Florida Holding Co. I/II, 9.661%, 5/01/10	110,000
310	[1,2]	USI Holdings Corp., 8.744%, 11/15/14	265,050

		Total Financial Institutions	12,325,993

Health Care—6.6%
460		Accellent, Inc., 10.50%, 12/01/13	386,400
500	[2]	Angiotech Pharmaceuticals, Inc., 8.874%, 12/01/13 (Canada)	475,000
375		Comunity Health Systems, Inc., 8.875%, 7/15/15	382,031
370		Cooper Cos., Inc. (The), 7.125%, 2/15/15	359,825
900		Norcross Safety Products LLC/Norcross Capital Corp., 9.875%, 8/15/11	927,000
360		Omnicare, Inc., 3.25%, 12/15/35	262,350
610	[1]	PTS Acquisition Corp., 9.50%, 4/15/15	565,775
2,400	[1]	ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp., 10.875%, 11/15/14	2,358,000
		Tenet Healthcare Corp.,
1,735		6.50%, 6/01/12	1,544,150
655		9.875%, 7/01/14	623,888
700		United Surgical Partners Intl., Inc., 8.875%, 5/01/17	691,250
		Universal Hospital Services, Inc.,
140	[2]	8.288%, 6/01/15	140,000
150		8.50%, 6/01/15	151,500

		Total Health Care	8,867,169

Industrials—5.7%
890	[1]	AGY Holding Corp., 11.00%, 11/15/14	863,300
90	[1]	Blaze Recycling & Metals LLC/Blaze Finance Corp., 10.875%, 7/15/12	82,800
		Harland Clarke Holdings Corp.,
190		9.50%, 5/15/15	164,350
160	[2]	9.619%, 5/15/15	134,000
405		Hexcel Corp., 6.75%, 2/01/15	396,900
600		Leucadia National Corp., 8.125%, 9/15/15	600,000
		RBS Global, Inc./Rexnord Corp.,
370		8.875%, 9/01/16	351,500
1,510		9.50%, 8/01/14	1,494,900
880		11.75%, 8/01/16	860,200
1,720	[1]	Sunstate Equipment Co. LLC, 10.50%, 4/01/13	1,530,800
		Terex Corp.,
175		7.375%, 1/15/14	177,187
1,010		8.00%, 11/15/17	1,022,625

		Total Industrials	7,678,562

Media—13.6%
		Affinion Group, Inc.,
730		10.125%, 10/15/13	738,213

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	13

Portfolio of Investments as of December 31, 2007	BlackRock High Income Shares (HIS) (continued)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Media—(cont’d)
$315		11.50%, 10/15/15	$309,094
160		American Media Operations, Inc., 10.25%, 5/01/09	136,600
230	[1]	Bonten Media Acquisition Co., 9.00%, 6/01/15	200,675
750	[2]	Cablevision Systems Corp., 9.644%, 4/01/09	758,438
1,220		CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/01/15	991,925
2,580		Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., 10.25%, 9/15/10	2,525,825
500	[1]	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.375%, 4/30/14	483,750
865		CMP Susquehanna Corp., 9.875%, 5/15/14	648,750
1,213		Dex Media West LLC/Dex Media Finance Co., 9.875%, 8/15/13	1,261,520
300		DirecTV Holdings LLC/DirecTV Financing Co., 8.375%, 3/15/13	312,000
		EchoStar DBS Corp.,
1,415		7.00%, 10/01/13	1,429,150
325		7.125%, 2/01/16	331,500
975		Idearc, Inc., 8.00%, 11/15/16	894,562
575	[1,2]	ION Media Networks, Inc., 8.493%, 1/15/12	559,906
945		Network Communications, Inc., 10.75%, 12/01/13	926,100
1,405		Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 8/01/14	1,436,612
		R.H. Donnelley Corp.,
1,080		8.875%, 1/15/16	1,009,800
300	[1]	Ser. A, 8.875%, 10/15/17	277,500
225		Sinclair Broadcast Group, Inc., 4.875%, 7/15/18	205,594
90		Sirius Satellite Radio, Inc., 9.625%, 8/01/13	85,050
1,570	[1]	TL Acquisitions, Inc., 10.50%, 1/15/15	1,509,162
1,020		Vertis, Inc., 9.75%, 4/01/09	938,400
550		Young Broadcasting, Inc., 10.00%, 3/01/11	429,688

		Total Media	18,399,814

Real Estate—1.6%
		Realogy Corp.,
800	[1]	10.50%, 4/15/14	598,000
1,580	[1]	11.00%, 4/15/14	1,098,100
675	[1]	12.375%, 4/15/15	425,250

		Total Real Estate	2,121,350

Technology—6.2%
		Amkor Technology, Inc.,
160		7.75%, 5/15/13	150,800
295		9.25%, 6/01/16	295,738
270		Belden, Inc., 7.00%, 3/15/17	263,250
1,235		Celestica, Inc., 7.625%, 7/01/13 (Canada)	1,151,637
400		Coleman Cable, Inc., 9.875%, 10/01/12	375,000
730	[1]	First Data Corp., 9.875%, 9/24/15	678,900
1,330		Freescale Semiconductor, Inc., 9.125%, 12/15/14	1,130,500
		NXP BV/NXP Funding LLC (Netherlands)
440	[2]	7.993%, 10/15/13	404,800
210		9.50%, 10/15/15	192,413
		Sanmina-SCI Corp.,
80		6.75%, 3/01/13	69,600
645		8.125%, 3/01/16	571,631
550	[1,2]	Spansion, Inc., 8.249%, 6/01/13	495,000
		SunGard Data Systems, Inc.,
210		9.125%, 8/15/13	213,675
1,600		10.25%, 8/15/15	1,636,000
830		Superior Essex Communications LLC/Essex Group, Inc., 9.00%, 4/15/12	796,800

		Total Technology	8,425,744

Telecommunications—19.7%
1,000		American Tower Corp., 7.125%, 10/15/12	1,027,500
		Centennial Communications Corp.,
645		8.125%, 2/01/14	635,325

Principal Amount (000)		Description	Value

Telecommunications—(cont’d)
$650	[2]	10.98%, 1/01/13	$664,625
2,085		Cincinnati Bell, Inc., 7.25%, 7/15/13	2,090,212
		Cricket Communications, Inc.,
480		9.375%, 11/01/14	450,000
690	[1]	9.375%, 11/01/14	646,875
		Digicel Group Ltd. (Bermuda)
590	[1]	8.875%, 1/15/15	539,850
1,520	[1]	9.125%, 1/15/15	1,387,417
300		Fibertower Corp., 9.00%, 11/15/12	268,875
1,025		Intelsat Corp., 9.00%, 6/15/16	1,032,688
100		Intelsat Intermediate Holding Co. Ltd., 9.25%, 2/01/15 (Bermuda)	81,750
		Intelsat Ltd. (Bermuda)
330	[2]	8.886%, 1/15/15	330,825
420		9.25%, 6/15/16	422,100
925	[2]	10.829%, 6/15/13	948,125
550		11.25%, 6/15/16	567,875
855		Intelsat Subsidiary Holding Co. Ltd., 8.625%, 1/15/15 (Bermuda)	859,275
280	[2]	iPCS, Inc., 7.036%, 5/01/13	263,900
1,675		MetroPCS Wireless, Inc., 9.25%, 11/01/14	1,574,500
1,980	[1]	Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (Denmark)	2,029,500
945	[1,2]	Nortel Networks Ltd., 9.493%, 7/15/11 (Canada)	921,375
150		Orascom Telecom Finiance SCA, 7.875%, 2/08/14 (Luxembourg)	141,000
1,517		PanAmSat Corp., 9.00%, 8/15/14	1,524,585
1,358	[1,2]	ProtoStar I Ltd., 12.50%, 10/15/12 (Bermuda)	1,426,377
230		Qwest Capital Funding, Inc., 7.00%, 8/03/09	229,425
850	[2]	Qwest Corp., 8.241%, 6/15/13	867,000
1,000		Rural Cellular Corp., 8.25%, 3/15/12	1,037,500
		West Corp.,
375		9.50%, 10/15/14	367,500
1,195		11.00%, 10/15/16	1,186,037
1,100	[1]	Wind Acquisition Finance S.A.,
		10.75%, 12/01/15 (Luxembourg)	1,199,000
		Windstream Corp.,
855		8.125%, 8/01/13	884,925
645		8.625%, 8/01/16	677,250
304	[1]	Windstream Regatta Holdings, Inc., 11.00%, 12/01/17	300,960

		Total Telecommunications	26,584,151

Transportation—2.0%
280		American Airlines, Inc., 7.324%, 4/15/11	276,500
680		CHC Helicopter Corp., 7.375%, 5/01/14 (Canada)	642,600
820		Navios Maritime Holdings, Inc., 9.50%, 12/15/14 (Marshall Islands)	838,450
660		Overseas Shipholding Group, Inc., 8.25%, 3/15/13	669,900
570	[1]	St. Acquisition Corp., 12.50%, 5/15/17	294,262

		Total Transportation	2,721,712

		Total Corporate Bonds	164,856,783

Bank Loans—7.3%
Basic Materials—0.7%
940		Verso Paper Finance Holdings LLC/Verson Paper, Inc., LIBOR + 6.25%, 2/01/13	897,112

Consumer Products—0.2%
		Spectrum Brands,
273		First Lien Loan B, LIBOR + 4.00%, 4/15/13	263,820
14		First Lien Loan C, LIBOR + 4.00%, 4/15/13	13,221

		Total Consumer Products	277,041

Energy—1.3%
		Texas Competitive Electric Holdings Co., LLC,
249		Loan B2, LIBOR + 3.50%, 10/10/14	244,699
1,496		Loan B3, LIBOR + 3.50%, 10/10/14	1,468,197

		Total Energy	1,712,896

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2007

Portfolio of Investments as of December 31, 2007	BlackRock High Income Shares (HIS) (concluded) (Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Health Care—0.5%
$748		Rotech Healthcare, LIBOR + 6.00%, 9/26/11	$705,206

Industrials—0.1%
176		Rexnord Holdings, Inc., LIBOR + 7.00%, 3/02/13	148,227

Media—2.6%
		HMH Publishing,
152		Bridge Loan, LIBOR +4.00%, 5/15/09	144,886
1,098		Loan A, LIBOR + 4.00%, 11/14/14	1,050,426
2,500		Mezzanine Loan, LIBOR + 8.50%, 11/14/14	2,375,000

		Total Media	3,570,312

Technology—0.7%
1,000		Alliance Data, First Lien Loan B2, Unfunded 12/15/14	930,000

Transportation—1.2%
1,672		Travelport Holdco, LIBOR + 7.00%, 3/22/12	1,560,488

		Total Bank Loans	9,801,282

Trust Preferred Stock—0.4%
500	[2]	Citigroup Capital XXI, 8.30%, 12/21/57	522,096

Shares

Common Stocks—0.0%
4,737	[3,4]	Critical Care Systems Intl., Inc.	1,591
495	[4]	Crown Castle Intl. Corp.	20,592
64,467	[3,4]	Goss Holdings, Inc.	1

		Total Common Stocks	22,184

Preferred Stocks—2.2%
10,000		Crown Castle Intl. Corp., 6.25%	606,250
10,300		Emmis Communications Corp., 6.25%	350,200
500	[1]	NRG Energy, Inc., 4.00%	1,108,313
5,000		Owens Illinois, Inc., 4.75%	249,375
30,000		Smurfit-Stone Container Corp., 7.00%	600,000
60,000		Superior Essex Holding Corp., 9.50%	42,000

		Total Preferred Stocks	2,956,138

Units

Warrants—0.0%
18	[3,4]	Pliant Corp., expires 6/01/10, strike price $0.001	—

		Total Long-Term Investments
		(cost $186,438,857)	178,158,483

Principal Amount (000)		Description	Value

SHORT-TERM INVESTMENT—1.2%

U.S. Government and Agency Discount Notes—1.2%
$1,600	[5]	Federal Home Loan Bank Disc. Note, 3.251%, 1/02/08 (cost $1,599,856)	$1,599,856

Total Investments—133.1% (cost $188,038,7136)			$179,758,339
Liabilities in excess of other assets—(33.1)%			(44,660,203)

Net Assets—100%			$135,098,136

[1]

Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2007, the Trust held 31.9% of its net assets, with a current market value of $43,059,598, in securities restricted as to resale.

[2]	Variable rate security. Rate shown is interest rate as of December 31, 2007.
[3]	Security is fair valued.
[4]	Non-income producing security.
[5]	Rate shown is the yield to maturity as of the date of purchase.
[6]

Cost for federal income tax purposes is $188,576,521. The net unrealized depreciation on a tax basis is $8,818,182, consisting of $2,232,730 gross unrealized appreciation and $11,050,912 gross unrealized depreciation.

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	15

Portfolio of Investments as of December 31, 2007	BlackRock Preferred Opportunity Trust (BPP) (Percentages shown are based on Net Assets)

Shares		Description	Value

LONG-TERM INVESTMENTS—153.4%

Preferred Stocks—34.0%
Energy—0.5%
$50,000		Alabama Power Co., 6.50%	$1,320,217
5,000		Devon Energy Corp., 6.49%	505,469

		Total Energy	1,825,686

Financial Institutions—29.6%
298,400		ACE Ltd., 7.80%	7,131,760
117,414		Arch Capital Group Ltd., 8.00%	2,934,176
115,000	[1]	Aspen Insurance Holdings Ltd., 7.401%	2,512,750
30,000	[2]	Banesto Holdings Ltd., 10.50%	922,500
		Bank of America Corp.,
192,000		6.625%	4,536,000
50,000		7.25%	1,282,500
75,000		Bear Stearns Cos., Inc. (The), 6.15%	3,000,000
60,000		Chevy Chase Capital Corp., 10.375%	3,015,000
172,400		Endurance Specialty Holdings Ltd., 7.75%	3,591,092
		Federal Home Loan Mortgage Corp.,
202,000	[1]	5.16%	6,874,323
85,300		6.55%,	1,983,225
180,000		8.375%	4,707,000
265,000		Federal National Mortgage Assoc., 8.25%	6,744,250
120,000		First Republic Preferred Capital Corp., 7.25%	2,355,000
50,000		HSBC Bank, Inc., 6.50%	1,115,000
76,700		ING Groep N.V., 7.05%	1,677,813
31,100		Lehman Brothers Holdings, Inc., 5.67%	1,119,600
274,500		MetLife, Inc., 6.50%	6,004,687
209,400		PartnerRE Ltd., 6.75%	4,030,950
62,000		Prudential Plc, 6.50%	1,252,400
235,000		RenaissanceRe Holdings Ltd., 6.60%	4,328,700
30		Roslyn Real Estate Asset Corp., 8.95%	2,975,625
398,000	[2]	Santander Finance Preferred S.A. Unipersonal, 6.50%	8,283,375
140,000		Santander Finance S.A., 6.80%	3,087,000
60	[2]	Union Planter Preferred Funding Corp., 7.75%	6,800,625
321,800		Wachovia Corp., 8.00%	8,141,540
150,000		Wachovia Funding Corp., 7.25%	3,464,070
2,000	[1,2]	Zurich RegCaPS Funding Trust, 6.58%	1,996,250

		Total Financial Institutions	105,867,211

Industrials—0.1%
787,326		Superior Essex Holding Corp., 9.50%	551,128

Media—1.3%
110,000		Comcast Corp., 2.00%	4,680,500

Real Estate—2.5%
255,200		NB Capital Corp., 8.35%	5,553,152
30	[2]	Sun Trust Real Estate Investment Trust (REIT), 9.00%	3,272,100

		Total Real Estate	8,825,252

		Total Preferred Stocks	121,749,777

Trust Preferred Stocks—80.4%

Building & Development—0.5%
1,945	[1,2,3]	C8 Capital SPV Ltd., 6.64% (British Virgin Islands)	1,843,160

Energy—4.2%
4,655		KN Capital Trust III, 7.63%, 4/15/28	4,198,810
155	[3]	Nexen, Inc., 7.35%, (Canada)	3,594,450
2,675	[1]	PPL Capital Funding, Inc., 6.70%, 3/30/67	2,461,262
925	[1]	Puget Sound Energy, Inc., 6.974%, 6/01/67	849,998
4,325	[1]	TransCanada Pipelines Ltd., 6.35%, 5/15/67 (Canada)	4,053,736

		Total Energy	15,158,256

Financial Institutions—71.5%
1,425	[1,3]	Abbey National Capital Trust I, 8.963%	1,673,895
4,500		AFC Capital Trust I, 8.207%, 2/03/27	4,289,872
		Allstate Corp. (The),
5,200	[1]	6.125%, 5/15/37	5,017,054
6,350	[1]	6.50%, 5/15/57	5,909,799

Principal Amount (000)		Description	Value

Financial Institutions—(cont’d)
$6,155		American Intl. Group, Inc., 6.25%, 3/15/37	$5,505,149
9,900	[1,2,3]	AXA S.A., 6.379% (France)	8,531,830
		Barclays Bank Plc (United Kingdom)
3,185	[2,3]	5.926%	2,963,588
2,000	[3]	6.278%	1,705,573
2,600	[1,2,3]	7.434%	2,701,793
9,150	1,	BB&T Capital Trust IV, 6.82%, 6/12/37	8,608,064
12,175	[1,2,3,4]	BNP Paribas, 7.195% (France)	12,003,454
4,015	[1,2,3]	BOI Capital Funding No. 2 LP, 5.571% (Ireland)	3,468,077
4,275	[1,2,3]	BOI Capital Funding No. 3, 6.107% (Ireland)	3,689,282
2,000		Capital One Capital III, 7.686%, 8/15/36	1,626,326
5,000	[2,3]	CBA Capital Trust I, 5.805%	4,903,500
9,025	[1]	Chubb Corp., 6.375%, 4/15/17	8,803,093
5,600	[1]	Citigroup Capital XXI, 8.30%, 12/21/57	5,847,470
80		Colonial Capital Trust IV, 7.875%	1,772,000
16,385	[1,2,3]	Credit Agricole S.A., 6.637% (France)	15,201,200
11		Credit Suisse First Boston (SATURNS), 6.25%	242,868
3,880	[1,3]	Credit Suisse Guernsey Ltd., 5.86% (Guernsey)	3,473,368
5,950	[2]	Dresdner Funding Trust I, 8.151%, 6/30/31	6,068,572
30		Everest RE Capital Trust, 6.20%	556,875
7,135	[1]	Everest Reinsurance Holdings, Inc., 6.60%, 5/15/37	6,319,455
1,100		FCB/NC Capital Trust I, 8.05%, 3/01/28	1,148,344
15		Financial Security Assurance Holdings Ltd., 5.60%	244,416
103		Goldman Sachs Group, Inc. (The), 6.00%	2,099,808
1,925	[1]	Huntington Capital III, 6.65%, 5/15/37	1,644,243
3,000	[1,2,3]	ICICI Bank Ltd., 7.25% (India)	2,715,144
117		KeyCorp Capital V, 5.875%	2,062,720
25	[3]	KeyCorp Capital IX, 6.75%,	473,750
100		Kraft Foods, Inc. (CORTS), 5.875%	2,093,750
5,025	[1,2]	Liberty Mutual Group, Inc., 7.00%, 3/15/37	4,555,303
		Lincoln National Corp.,
2,500	[1]	6.05%, 4/20/67	2,333,898
3,370	[1]	7.00%, 5/17/66	3,383,558
5,000	[1,2]	Mangrove Bay Pass-Through Trust, 6.102%, 7/15/33	4,489,550
26	[3]	National City Capital Trust II, 6.625%,	435,811
4,850		Nationwide Financial Services, 6.75%, 5/15/37	4,467,350
2,000	[3]	NBP Capital Trust III, 7.375%	1,880,000
40		New York Community Capital Trust V, 6.00%	1,916,000
7		News Holdings Ltd. (CORTS), 8.125%	181,575
79		Phoenix Cos., Inc., 7.45%	1,616,279
18		PLC Capital Trust IV, 7.25%	409,400
5,775	[1]	Progressive Corp., 6.70%, 6/15/37	5,361,331
4,250	[1,2,3]	QBE Capital Funding II LP, 6.797% (Jersey Channel Islands)	4,069,660
4,280	[3]	RBS Capital Trust, 6.80% (United Kingdom)	4,108,800
10,960	[1,2,3]	Resona Preferred Global Securities Cayman Ltd.,
		7.191% (Cayman Islands)	10,874,928
		Royal Bank of Scotland Group Plc (United Kingdom)
2,775	[1,2,3]	6.99%	2,766,653
3,700	[1,3]	7.64%	3,803,944
1,960	[1,3]	7.648%	2,022,201
10,575	[1,2,3]	Societe Generale, 5.922% (France)	9,785,597
4,925	[1,2,3]	Standard Chartered Plc, 7.014% (United Kingdom)	4,663,162
6,725	[1]	State Street Capital Trust IV, 5.991%, 6/15/37	5,217,275
103		Structured Repackaged Asset-Backed Trust Securities, 6.50%	1,771,910
2,050	[1]	SunTrust Preferred Capital I, 5.853%, 12/15/11	1,809,125
9,425	[1,2,3]	Swiss Re Capital I LP, 6.854%	9,260,835
11,350	[1]	Travelers Cos., Inc. (The), 6.25%, 3/15/67	10,643,882
11		Valero Energy Corp. (PPLUS), 7.25%	269,175
84	[3]	Wachovia Capital Trust IX, 6.375%,	1,667,820
1,925	[1]	Webster Capital Trust IV, 7.65%, 6/15/37	1,629,124
3,000	[1,2,3]	Westpac Capital Trust IV, 5.256%	2,636,820
2,600	[1,2,3]	White Mountains Re Group Ltd., 7.506% (Bermuda)	2,319,990
4,225	[1,2]	Woori Bank, 6.208%, 5/02/17 (South Korea)	3,667,638

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2007

Portfolio of Investments as of December 31, 2007	BlackRock Preferred Opportunity Trust (BPP) (continued) (Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Financial Institutions—(cont’d)
		ZFS Finance USA Trust I,
$8,765	[1,2]	6.50%, 5/09/37	$8,091,743
650	[1,2]	Ser. IV, 5.875%, 5/09/32	605,885

		Total Financial Institutions	256,080,554

Media—3.0%
		Comcast Corp.,
470		6.625%	9,677,300
50		7.00%	1,093,750

		Total Media	10,771,050

Real Estate—1.2%
3,180	[2,3]	Sovereign Real Estate Investment Corp. (REIT), 12.00%	4,149,900

		Total Trust Preferred Stocks	288,002,920

Corporate Bonds—39.0%
Aerospace & Defense—0.5%
1,480		DI Finance/DynCorp Intl., 9.50%, 2/15/13	1,548,450
160		TransDigm, Inc., 7.75%, 7/15/14	162,400

		Total Aerospace & Defense	1,710,850

Automotive—0.2%
		AutoNation, Inc.,
190		7.00%, 4/15/14	180,025
190	[1]	7.243%, 4/15/13	175,275
350		Lear Corp., 8.75%, 12/01/16	318,500
125		Metaldyne Corp., 10.00%, 11/01/13	103,125

		Total Automotive	776,925

Basic Materials—1.7%
940		AK Steel Corp., 7.75%, 6/15/12	944,700
200		American Pacific Corp., 9.00%, 2/01/15	200,500
30		Chemtura Corp., 6.875%, 6/01/16	28,200
260		CPG Intl. I, Inc., 10.50%, 7/01/13	245,700
80		Domtar Corp., 7.125%, 8/15/15	78,400
		Freeport-McMoRan Copper & Gold, Inc.,
1,450		8.375%, 4/01/17	1,555,125
200	[1]	8.394%, 4/01/15	203,000
1,730	[2]	Ineos Group Holdings Plc,
		8.50%, 2/15/16 (United Kingdom)	1,539,700
630	[2]	Key Plastics LLC/Key Plastics Finance Corp.,
		11.75%, 3/15/13	504,000
270		NewPage Corp., 10.00%, 5/01/12	271,350
170	[1]	NOVA Chemicals Corp., 7.863%, 11/15/13 (Canada)	158,950
205		Terra Capital, Inc., 7.00%, 2/01/17	200,387

		Total Basic Materials	5,930,012

Building & Development—0.1%
495		Goodman Global Holding Co., Inc., 7.875%, 12/15/12	509,850

Commercial Services—0.0%
100		FTI Consulting, Inc., 7.75%, 10/01/16	104,000

Consumer Products—0.5%
30	[1]	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.369%, 5/15/14	27,600
1,199		Lazy Days RV Center, Inc., 11.75%, 5/15/12	1,031,140
610		Michaels Stores, Inc., 10.00%, 11/01/14	579,500
250		Quiksilver, Inc., 6.875%, 4/15/15	214,375

		Total Consumer Products	1,852,615

Containers & Packaging—0.3%
		Berry Plastics Holding Corp.,
195	[1]	8.866%, 9/15/14	182,325
340		8.875%, 9/15/14	323,000
385		Crown Americas LLC/Crown Americas Capital Corp.,
		7.75%, 11/15/15	396,550
240	[1,2]	Impress Holdings BV, 8.368%, 9/15/13 (Netherlands)	232,800

		Total Containers & Packaging	1,134,675

Principal Amount (000)		Description	Value

Energy—2.7%
$180		Berry Petroleum Co., 8.25%, 11/01/16	$184,050
220		Chaparral Energy, Inc., 8.50%, 12/01/15	198,000
30		Chesapeake Energy Corp., 6.875%, 11/15/20	28,800
3,750		CMS Energy Corp., 6.55%, 7/17/17	3,676,129
70		Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15 (France)	70,875
80		Compton Petroleum Finance Corp., 7.625%, 12/01/13 (Canada)	74,400
175		Edison Mission Energy, 7.50%, 6/15/13	179,375
75		Exco Resources, Inc., 7.25%, 1/15/11	72,188
100		Grant Prideco, Inc., 6.125%, 8/15/15	104,500
50		KCS Energy, Inc., 7.125%, 4/01/12	48,125
17		Midwest Generation LLC, 8.56%, 1/02/16	17,823
75		Mirant Americas Generation LLC, 8.30%, 5/01/11	75,187
550	[2]	OPTI Canada, Inc., 8.25%, 12/15/14 (Canada)	544,500
2,950		Orion Power Holdings, Inc., 12.00%, 5/01/10	3,215,500
350		Sabine Pass LNG LP, 7.50%, 11/30/16	334,250
350	[2]	SemGroup LP, 8.75%, 11/15/15	332,500
420	[2]	Targa Resources, Inc., 8.50%, 11/01/13	405,300
55		Whiting Petroleum Corp., 7.25%, 5/01/13	54,175

		Total Energy	9,615,677

Entertainment & Leisure—0.1%
385	[2]	Greektown Holdings LLC, 10.75%, 12/01/13	374,413
40		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	39,300

		Total Entertainment & Leisure	413,713

Financial Institutions—26.6%
5,000	[1]	American Express Co., 6.80%, 9/01/66	5,069,820
9,605	[2]	American General Institute Capital A, 7.57%, 12/01/45	10,602,671
415		American Real Estate Partners LP/American Real Estate Finance Corp., 7.125%, 2/15/13	390,100
		Bear Stearns Cos., Inc. (The),
1,850		6.40%, 10/02/17	1,787,396
2,000		6.95%, 8/10/12	2,056,400
1,475	[1]	Genworth Financial, Inc., 6.15%, 11/15/66	1,340,113
7,730	[1]	JPMorgan Chase Capital XXI, 5.844%, 2/02/37	6,078,810
2,670	[1]	JPMorgan Chase Capital XXIII, 5.869%, 5/15/47	2,081,601
11,125		JPMorgan Chase Capital XXV, 6.80%, 10/01/37	10,696,365
9,000		Kingsway America, Inc., 7.50%, 2/01/14	9,496,944
		Lehman Brothers Holdings, Inc.,
650	[1]	6.691%, 9/15/22	648,486
3,875		6.875%, 7/17/37	3,788,529
7,399	[3]	Lloyds Bank Ltd., 6.90% (United Kingdom)	7,143,735
7,900		MetLife, Inc., 6.40%, 12/15/36	7,240,279
260	[2]	Momentive Performance Materials, Inc., 10.125%, 12/01/14	237,900
2,850	[1]	PartnerRe Finance II, 6.44%, 12/01/66	2,506,826
6,000	[3]	Prudential Plc, 6.50% (United Kingdom)	5,370,000
1,300	[1]	Reinsurance Group of America, Inc., 6.75%, 12/15/65	1,168,032
4,000	[3]	Resparcs Funding Ltd., 8.00% (Hong Kong)	3,720,000
		Skandinaviska Enskilda Banken AB (Sweden)
3,185	[1,2,3]	4.958%	2,856,448
5,000	[1,2,3]	5.471%	4,511,265
5,000	[1,2,3]	Sumitomo Mitsui Banking Corp., 5.625% (Japan)	4,668,690
60	[1]	Universal City Florida Holding Co. I/II, 9.661%, 5/01/10	60,000
1,800	[2]	Zenith National Insurance Capital Trust I, 8.55%, 8/01/28	1,800,000

		Total Financial Institutions	95,320,410

Industrials—0.2%
460	[2]	AGY Holding Corp., 11.00%, 11/15/14	446,200
170		Hexcel Corp., 6.75%, 2/01/15	166,600

		Total Industrials	612,800

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	17

Portfolio of Investments as of December 31, 2007	BlackRock Preferred Opportunity Trust (BPP) (concluded)
(Percentages shown are based on Net Assets)

Principal Amount (000)		Description	Value

Media—2.0%
		Affinion Group, Inc.,
$475		10.125%, 10/15/13	$480,344
230		11.50%, 10/15/15	225,688
230	[1]	Cablevision Systems Corp., 9.644%, 4/01/09	232,588
110		CMP Susquehanna Corp., 9.875%, 5/15/14	82,500
2,050		Dex Media West LLC/Dex Media Finance Co., 9.875%, 8/15/13	2,132,000
175		DirecTV Holdings LLC/DirecTV Financing Co., 8.375%, 3/15/13	182,000
		EchoStar DBS Corp.,
200		5.75%, 10/01/08	199,750
360		7.00%, 10/01/13	363,600
75		7.125%, 2/01/16	76,500
725		Idearc, Inc., 8.00%, 11/15/16	665,187
350	[1,2]	ION Media Networks, Inc., 8.493%, 1/15/12	340,812
260		Network Communications, Inc., 10.75%, 12/01/13	254,800
1,195		Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 8/01/14	1,221,887
240		R.H. Donnelley Corp., 8.875%, 1/15/16	224,400
650		Vertis, Inc., 9.75%, 4/01/09	598,000

		Total Media	7,280,056

Real Estate—0.5%
2,000		Rouse Co., 5.375%, 11/26/13	1,727,292

Technology—0.9%
210		Celestica, Inc., 7.625%, 7/01/13 (Canada)	195,825
		Freescale Semiconductor, Inc.,
180	[1]	8.866%, 12/15/14	153,000
785		9.125%, 12/15/14	667,250
245		NXP BV/NXP Funding LLC, 9.50%, 10/15/15 (Netherlands)	224,481
		Sanmina-SCI Corp.,
140		6.75%, 3/01/13	121,800
1,155		8.125%, 3/01/16	1,023,619
		SunGard Data Systems, Inc.,
100		9.125%, 8/15/13	101,750
370		10.25%, 8/15/15	378,325
425		Superior Essex Communications LLC/Essex Group, Inc.,
		9.00%, 4/15/12	408,000

		Total Technology	3,274,050

Telecommunications—2.4%
290		Cincinnati Bell, Inc., 7.25%, 7/15/13	290,725
590		Intelsat Corp., 9.00%, 6/15/16	594,425
		Intelsat Ltd. (Bermuda)
500		9.25%, 6/15/16	502,500
670	[1]	10.829%, 6/15/13 (Bermuda)	686,750
165		11.25%, 6/15/16	170,363
230		Intelsat Subsidiary Holding Co. Ltd., 8.625%, 1/15/15 (Bermuda)	231,150
845	[2]	Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (Denmark)	866,125
125		PanAmSat Corp., 9.00%, 8/15/14	125,625
1,705		Qwest Communications Intl., Inc., 7.50%, 2/15/14	1,700,737
460	[1]	Qwest Corp., 8.241%, 6/15/13	469,200
735		West Corp., 11.00%, 10/15/16	729,487
420	[2]	Wind Acquisition Finance S.A., 10.75%, 12/01/15 (Luxembourg)	457,800
		Windstream Corp.,
640		8.125%, 8/01/13	662,400
290		8.625%, 8/01/16	304,500
902	[2]	Windstream Regatta Holdings, Inc., 11.00%, 12/01/17	892,980

		Total Telecommunications	8,684,767

Principal Amount (000)		Description	Value

Transportation—0.3%
$140		Britannia Bulk Plc, 11.00%, 12/01/11 (United Kingdom)	$144,725
90		CHC Helicopter Corp., 7.375%, 5/01/14 (Canada)	85,050
627		Navios Maritime Holdings, Inc., 9.50%, 12/15/14 (Marshall Islands)	641,108

		Total Transportation	870,883

		Total Corporate Bonds	139,818,575

		Total Long-Term Investments
		(cost $593,693,914)	549,571,272

SHORT-TERM INVESTMENT—7.0%

U.S. Government and Agency Discount Notes—7.0%
24,900	[5]	Federal Home Loan Bank Disc. Note,
		3.251%, 1/02/08 (cost $24,897,752)	24,897,752

Total Investments—160.4% (cost $618,591,6666)			$574,469,024
Other assets in excess of liabilities—1.3%			4,500,604
Auction Preferred Shares at redemption value, including dividends payable—(61.7)%			(220,952,637)

Net Assets Applicable to Common Shareholders—100%			$358,016,991

[1]	Variable rate security. Rate shown is interest rate as of December 31, 2007.
[2]

Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2007, the Trust held 52.8% of its net assets, with a current market value of $188,916,218, in securities restricted as to resale.

[3]	The security is a perpetual bond and has no stated maturity date.
[4]

Security, or a portion thereof, pledged as collateral with a value of $5,028,270 on 50 long U.S. Treasury Note futures contracts expiring March 2008 and 239 short U.S. Treasury Note futures contracts expiring March 2008. The notional value of such contracts on December 31, 2007 was $21,586,297, with an unrealized gain of $10,322.

[5]	Rate shown is the yield to maturity as of the date of purchase.
[6]

Cost for federal income tax purposes is $618,849,567. The net unrealized depreciation on a tax basis is $44,380,543, consisting of $5,213,280 gross unrealized appreciation and $49,593,823 gross unrealized depreciation.

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2007

Statements of Assets and Liabilities

December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT)	BlackRock High Income Shares (HIS)	BlackRock Preferred Opportunity Trust (BPP)

Assets
Investments at value, unaffiliated[1]	$639,454,951	$179,758,339	$574,469,024
Investments in affiliates	35,318	5,438	74,029
Cash	7,982,948	43,427	1,124,246
Foreign currency at value[2]	24,071,371	878	—
Receivable from investments sold	3,557,478	4,375	—
Unrealized gain on foreign exchange contracts	456,169	—	—
Unrealized appreciation on credit default swaps	—	—	118,870
Interest receivable	8,102,073	3,692,914	6,146,568
Other assets	99,355	22,164	74,194

	683,759,663	183,527,535	582,006,931

Liabilities
Payable for investments purchased	8,646,405	930,000	—
Variation margin payable	—	—	99,359
Unrealized loss on foreign currency exchange contracts	3,838,889	—	—
Loans payable	—	46,000,000	—
Unrealized depreciation on credit default swaps	181,909	—	—
Interest payable	—	207,726	—
Foreign currency payable due to broker	6,811,787	—	—
Dividends payable - common shares	2,943,175	994,143	2,298,243
Investment advisory fees payable	310,316	114,456	320,243
Deferred Trustees’ fees	35,318	5,438	74,029
Trustees fees	8,657	3,771	3,727
Other accrued expenses	272,629	173,865	241,702

	23,049,085	48,429,399	3,037,303

Auction Preferred Shares at Redemption Value
$0.001 par value per share and $25,000 liquidation value per share, including dividends payable[3]	243,624,472	—	220,952,637

Net Assets Applicable to Common Shareholders	$417,086,106	$135,098,136	$358,016,991

Composition of Net Assets Applicable to Common Shareholders:
Par value[4]	$23,545	$—	$18,386
Paid-in capital in excess of par	437,531,709	378,596,310	432,672,444
Undistributed (distributions in excess of) net investment income	219,332	(33,209)	(2,571,328)
Accumulated net realized loss	(3,720,091)	(235,184,737)	(28,109,122)
Net unrealized depreciation	(16,968,389)	(8,280,228)	(43,993,389)

Net assets applicable to common shareholders, December 31, 2007	$417,086,106	$135,098,136	$358,016,991

Net asset value per common share[5]	$17.71	$2.47	$19.47

[1] Investments at cost	$652,909,987	$188,038,713	$618,591,666
[2] Foreign currency at cost	$23,995,726	$732	$—
[3] Auction Preferred Shares outstanding	9,738	—	8,832
[4] Par value per share	$0.001	$—	$0.001
[5] Common shares outstanding	23,545,239	54,620,873	18,385,837

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	19

Statements of Operations

For the Year Ended December 31, 2007	BlackRock Global Floating Rate Income Trust (BGT)	BlackRock High Income Shares (HIS)	BlackRock Preferred Opportunity Trust (BPP)

Investment Income
Interest income	$53,782,920	$17,866,586	$32,038,522
Dividend income	1,657	161,798	11.823,544
Income from affiliates	2,771	558	3,663

Total investment income	53,787,348	18,028,942	43,865,729

Expenses
Investment advisory	5,251,233	1,488,955	4,197,634
Transfer agent	13,163	29,569	14,742
Custodian	366,457	100,935	154,734
Reports to shareholders	86,329	74,406	111,996
Directors/Trustees	41,033	16,726	41,934
Registration	9,455	19,503	9,551
Independent accountants	50,954	45,613	46,959
Legal	70,331	50,421	70,188
Insurance	22,120	5,884	19,522
Officers’ fees	10,447	3,402	9,844
Auction agent	634,659	—	576,730
Miscellaneous	63,232	22,096	64,658

Total expenses excluding interest expense	6,619,413	1,857,510	5,318,492
Interest expense	751,568	3,303,478	858,588

Total expenses	7,370,981	5,160,988	6,177,080
Less advisory fees waived	(1,400,329)	—	—
Less fees paid indirectly	(87,076)	(16,764)	(40,628)

Net expenses	5,883,576	5,144,224	6,136,452

Net investment income	47,903,772	12,884,718	37,729,277

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,143,302)	(1,962,158)	(357,711)
Foreign currency	(7,353,263)	—	—
Futures and swaps	170,043	—	(26,951,570)
Short sales	—	—	2,619,060

	(10,326,522)	(1,962,158)	(24,690,221)

Net change in unrealized appreciation/depreciation on:
Investments	(21,995,085)	(9,438,821)	(58,862,909)
Foreign currency	(168,662)	85	—
Futures and swaps	(181,909)	—	(3,549,673)
Short sales	—	—	523,568

	(22,345,656)	(9,438,736)	(61,889,014)

Net loss	(32,672,178)	(11,400,894)	(86,579,235)

Dividends and Distributions to Auction Preferred Shareholders:
Net Investment income	(12,723,631)	—	(11,458,715)
Net realized gains	—	—	(87,490)

	(12,723,631)	—	(11,546,205)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,507,963	$1,483,824	$(60,396,163)

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2007

Statement of Cash Flows

For the Year Ended December 31, 2007	BlackRock High Income Shares (HIS)
Cash Flows Provided by Operating Activities
Net increase in net assets resulting from operations	$1,483,824

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Purchases of long-term investments	(134,872,800)
Proceeds from sales of long-term investments	144,181,920
Net proceeds of short-term investments	2,671,169
Amortization of premium and discount on investments	82,397
Net realized loss on investments	1,962,158
Decrease in unrealized appreciation/depreciation on investments	9,438,821
Increase in investments in affiliates	(558)
Increase in receivable for investments sold	(4,375)
Decrease in interest receivable	304,016
Increase in other assets	(12,524)
Increase in payable for investments purchased	930,000
Decrease in interest payable	(19,151)
Decrease in investment advisory fee payable	(16,891)
Increase in Deferred Directors/Trustees’ fees	558
Decrease in payable to affiliates	(11,952)
Increase in Officers & Trustees fees payable	3,771
Increase in accrued expenses	958

Total adjustments	24,637,517

Net cash provided by operating activities	$26,121,341

Cash flows used for financing activities:
Draws on loan	21,000,000
Payments on loan	(37,000,000)
Cash dividends paid	(12,923,256)

Net cash used for financing activities:	$(28,923,256)

Net decrease in cash	(2,801,915)
Cash and foreign currency at beginning of year	2,846,220

Cash and foreign currency at end of year	$44,305

Cash paid during the period for interest	$3,322,629

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	21

Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006

	BlackRock Global Floating Rate Income Trust (BGT)		BlackRock High Income Shares (HIS)

Increase (Decrease) in Net Assets Applicable to Common Shareholders	2007	2006	2007	2006
Operations
Net investment income	$47,903,772	$46,780,264	$12,884,718	$12,046,246
Net realized loss	(10,326,522)	(1,913,866)	(1,962,158)	(1,735,666)
Net change in unrealized appreciation/depreciation	(22,345,656)	338,090	(9,438,736)	6,228,859
Dividends and distributions to Auction Preferred Shareholders from:
Net investment income	(12,723,631)	(11,316,620)	—	—
Net realized gains	—	(160,710)	—	—

Net increase in net assets applicable to common shareholders resulting from operations	2,507,963	33,727,158	1,483,824	16,539,439

Dividends and Distributions to Common Shareholders from:
Net investment income	(26,833,571)	(33,813,977)	(12,923,299)	(12,792,689)
Net realized gains	—	(480,136)	—	—
Tax return of capital	(8,473,282)	—	—	—

Total dividends and distributions	(35,306,853)	(34,294,113)	(12,923,299)	(12,792,689)

Capital Share Transactions:
Reinvestment of common dividends	820,433	412,654	—	333,553

Total increase (decrease)	(31,978,457)	(154,301)	(11,439,475)	4,080,303

Net Assets Applicable to Common Shareholders
Beginning of year	449,064,563	449,218,864	146,537,611	142,457,308

End of year	$417,086,106	$449,064,563	$135,098,136	$146,537,611

End of year undistributed (distribution in excess of) net investment income	$219,332	$(855,008)	$(33,209)	$(827,376)

	BlackRock Preferred Opportunity Trust (BPP)

Increase (Decrease) in Net Assets Applicable to Common Shareholders	2007	2006
Operations
Net investment income	$37,729,277	$37,628,296
Net realized gain (loss)	(24,690,221)	5,460,212
Net change in unrealized appreciation/depreciation	(61,889,014)	5,741,786
Dividends and distributions to Auction Preferred Shareholders from:
Net investment income	(11,458,715)	(8,388,298)
Net realized gains	(87,490)	(2,162,948)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(60,396,163)	38,279,048

Dividends and Distributions to Common Shareholders from:
Net investment income	(29,219,599)	(28,950,629)
Net realized gains	(312,510)	(7,716,405)
Tax return of capital	(2,820,986)	—

Total dividends and distributions	(32,353,095)	(36,667,034)

Capital Share Transactions:
Reinvestment of common dividends	770,755	1,193,538

Total increase (decrease)	(91,978,503)	2,805,552

Net Assets Applicable to Common Shareholders
Beginning of year	449,995,494	447,189,942

End of year	$358,016,991	$449,995,494

End of year undistributed (distribution in excess of) net investment income	$(2,571,328)	$372,887

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2007

Financial Highlights	BlackRock Global Floating Rate Income Trust (BGT)

				For the Period August 30, 2004[1] through December 31, 2004
	Year Ended December 31,

	2007	2006	2005
Per Common Share Operating Performance:
Net asset value, beginning of period	$19.11	$19.13	$19.21	$19.10 [2]

Investment operations:
Net investment income	2.03	1.99	1.64	0.33
Net realized and unrealized gain (loss)	(1.39)	(0.06)	(0.17)	0.35
Dividends and distributions to Auction Preferred Shareholders from:
Net investment income	(0.54)	(0.48)	(0.33)	(0.04)
Net realized gains	—	(0.01)	— [3]	—

Net increase from investment operations	0.10	1.44	1.14	0.64

Dividends and distributions to common shareholders from:
Net investment income	(1.14)	(1.44)	(1.22)	(0.37)
Net realized gains	—	(0.02)	— [3]	—
Tax return of capital	(0.36)	—	—	—

Total dividends and distributions	(1.50)	(1.46)	(1.22)	(0.37)

Capital charges with respect to issuance of:
Common shares	—	—	—	(0.04)
Auction Preferred Shares	—	—	—	(0.12)

Total capital charges	—	—	—	(0.16)

Net asset value, end of period	$17.71	$19.11	$19.13	$19.21

Market price, end of period	$15.78	$19.27	$17.16	$18.63

Total Investment Returns[4]
At net asset price	0.98%	7.93%	6.63%	2.57%

At market price	(10.92)%	21.31%	(1.34)%	(5.00)%

Ratios to Average Net Assets of Common Shareholders:[5]
Total expenses	1.67%	1.75%	1.56%	1.26%[6]
Net expenses	1.33%	1.43%	1.23%	0.97%[6]
Net expenses excluding interest expense	1.16%	1.19%	1.15%	0.97%[6]
Net investment income before Auction Preferred Share dividends	10.83%	10.38%	8.52%	5.04%[6]
Auction Preferred Share dividends	2.88%	2.51%	1.71%	0.62%[6]
Net investment income available to common shareholders	7.95%	7.87%	6.81%	4.42%[6]

Supplemental Data
Portfolio turnover	41%	50%	46%	11%
Net assets applicable to common shareholders, end of period (000)	$417,086	$449,065	$449,219	$451,126
Auction Preferred Shares value outstanding, end of period (000)	$243,450	$243,450	$243,450	$243,450
Reverse repurchase agreements outstanding, end of period (000)	$—	$26,108	$—	$—
Reverse repurchase agreements average daily balance (000)	$10,524	$19,562	$10,722	$114
Reverse repurchase agreements weighted average interest rate	5.48%	5.38%	3.27%	2.24%
Asset coverage per Auction Preferred Share, end of period	$67,849	$73,810	$71,139	$71,330

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
[3]	Amounted to less than $0.01 per common share outstanding.
[4]

Total investment return at market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

[5]	Ratios are calculated on the basis of income and expenses applicable to both the common and Auction Preferred Shares relative to the average net assets of the common shareholders.
[6]	Annualized.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	23

Financial Highlights	BlackRock High Income Shares (HIS)

	Year Ended December 31,

	2007	2006	2005	2004[1]	2003[1]
Per Share Operating Performance:
Net asset value, beginning of year	$2.68	$2.61	$2.87	$2.86	$2.42

Investment operations:
Net investment income	0.24	0.22	0.24	0.28 [2]	0.32 [2]
Net realized and unrealized gain (loss)	(0.21)	0.08	(0.23)	0.03	0.40

Net increase from investment operations	0.03	0.30	0.01	0.31	0.72

Dividends and distributions from net investment income	(0.24)	(0.23)	(0.27)	(0.30)	(0.28)

Net asset value, end of year	$2.47	$2.68	$2.61	$2.87	$2.86

Market price, end of year	$2.14	$2.55	$2.33	$2.90	$2.87

Total Investment Return[3]
At net asset price	1.58%	12.32%	0.43%	11.46%	31.10%

At market price	(7.51)%	19.70%	(11.28)%	12.24%	37.23%

Ratios to Average Net Assets:
Total expenses	3.56%	3.78%	3.04%	2.23%	2.21%
Net expenses	3.55%	3.77%	3.04%	2.23%	2.21%
Net expenses excluding interest expense	1.27%	1.34%	1.37%	1.39%	1.46%
Net investment income	8.89%	8.42%	8.82%	9.70%	11.99%

Supplemental Data:
Portfolio turnover	69%	83%	115%	56%	93%
Net assets, end of year (000)	$135,098	$146,538	$142,457	$155,298	$154,298
Loan outstanding, end of year (000)	$46,000	$62,000	$66,000	$69,000	$68,000
Asset coverage, end of year[4]	$3,937	$3,364	$3,158	$3,251	$3,269
Loan average daily balance (000)	$55,868	$62,838	$65,992	$64,081	$60,604
Loan weighted average interest rate	5.57%	4.96%	3.37%	2.01%	1.72%

1	Audited by other Independent Registered Public Accounting Firm.
2

Net investment income per share has been recalculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.

3

Total investment return at market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of brokerage commissions. Past performance is not a guarantee of future results.

4	Per $1,000 of loan outstanding.

The information in the above Financial Highlights represents the operating performance for a share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s shares. The performance set forth in this table is the financial data of BlackRock High Income Shares. BlackRock Advisors, LLC began managing the Trust on March 2, 2005.

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2007

Financial Highlights	BlackRock Preferred Opportunity Trust (BPP)

					For the Period February 28, 2003[1] through December 31, 2003
	Year Ended December 31,

	2007	2006	2005	2004

Per Common Share Operating Performance:

Net asset value, beginning of period	$24.52	$24.43	$25.88	$25.58	$23.88 [2]

Investment operations:
Net investment income	2.05	2.05	2.11	2.22	1.72
Net realized and unrealized gain (loss)	(4.72)	0.62	(0.82)	0.33	1.93
Dividends and distributions to Auction Preferred Shareholders from:
Net investment income	(0.62)	(0.46)	(0.26)	(0.16)	(0.10)
Net realized gains	—	(0.12)	(0.13)	(0.02)	—

Net increase (decrease) from investment operations	(3.29)	2.09	0.90	2.37	3.55

Dividends and distributions to common shareholders from:
Net investment income	(1.59)	(1.58)	(1.74)	(2.00)	(1.66)
Net realized gains	(0.02)	(0.42)	(0.61)	(0.07)	—
Tax return of capital	(0.15)	—	—	—	—

Total dividends and distributions	(1.76)	(2.00)	(2.35)	(2.07)	(1.66)

Capital charges with respect to issuance of:
Common shares	—	—	—	—	(0.05)
Auction Preferred Shares	—	—	—	—	(0.14)

Total capital charges	—	—	—	—	(0.19)

Net asset value, end of period	$19.47	$24.52	$24.43	$25.88	$25.58

Market price, end of period	$17.31	$26.31	$24.20	$25.39	$24.83

Total Investment Return[3]
At net asset price	(13.86)%	8.89%	3.81%	10.15%	14.65%

At market price	(28.62)%	17.98%	4.83%	11.01%	6.28%

Ratios to Average Net Assets of Common Shareholders:[4]
Total expenses	1.46%	1.62%	1.51%	1.44%	1.52%[5]
Net expenses	1.45%	1.62%	1.51%	1.44%	1.52%[5]
Net expenses excluding interest expense	1.24%	1.25%	1.22%	1.19%	1.16%[5]
Net investment income before Auction Preferred Share dividends	8.90%	8.46%	8.37%	8.66%	8.35%[5]
Auction Preferred Share dividends	2.70%	1.89%	1.27%	0.62%	0.48%[5]
Net investment income available to common shareholders	6.20%	6.58%	7.10%	8.04%	7.87%[5]

Supplemental Data:
Portfolio turnover	97%	91%	77%	88%	98%
Net assets applicable to common shareholders, end of period (000)	$358,017	$449,995	$447,190	$473,809	$468,243
Auction Preferred Shares value outstanding, end of period (000)	$220,800	$220,800	$220,800	$220,800	$220,841
Reverse repurchase agreements outstanding, end of period (000)	$—	$—	$—	$—	$3,486
Reverse repurchase agreements average daily balance (000)	$903	$1,303	$2,904	$782	$19,822
Reverse repurchase agreements weighted average interest rate	5.48%	4.74%	3.07%	1.50%	1.44%
Asset coverage per Auction Preferred Share, end of period	$65,554	$75,965	$75,642	$78,650	$78,021

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from the initial offering price of $25.00 per share.
3

Total investment return at market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

4	Ratios are calculated on the basis of income and expenses applicable to both the common and Auction Preferred Shares relative to the average net assets of the common shareholders.
5	Annualized.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2007	25

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock High Income Shares (“High Income”), a Massachusetts business trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock Global Floating Rate Income Trust (“Global”) and BlackRock Preferred Opportunity Trust (“Preferred Opportunity”) are organized as Delaware statutory trusts and are registered as non-diversified and diversified, respectively, closed-end management investment companies under the 1940 Act. Global, High Income and Preferred Opportunity are individually referred to as a “Trust” and collectively as the “Trusts”. The Trusts’ financial statements are prepared in conformity with accounting prin ciples generally accepted in the United States of America.

The following is a summary of significant accounting policies followed by the Trusts.

Valuation of Investments: The Trusts value most of their investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of each Trust’s Board of Trustees (the “Trustees” or a “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Trust preferred securities are valued at the evaluated bid price. Options purchased are valued at the last bid price in the case of options traded in the OTC market. Swap quotations are provided by dealers selected under supervision of the Board. Financial futures contracts are traded on exchanges and are valued at their last sale price. Short-term securities may be valued at amortized cost.

Bank loans (“loan interests”) are valued in accordance with guidelines established by the Board. Loan interests are valued at the average between the last available bid prices from one or more brokers or dealers, as obtained from Loan Pricing Corporation (“LPC”). If no reliable price quotes are available, LPC values such interests through the use of pricing matrixes. If the pricing service does not provide a value for the loan interests, BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., will value the loan interests at fair value under methods approved by the Trust’s Board.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with, a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Trusts might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Trusts’ financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Trusts’ financial statement disclosures, if any, is currently being assessed.

Derivative Financial Instruments: The Trusts may engage in various portfolio investment strategies to increase the return of the Trusts and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Options: The Trusts may purchase call and put options. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Purchased options are non-income producing investments.

•

Credit Default Swaps: Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Trust may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Trust will record

26	ANNUAL REPORT	DECEMBER 31, 2007

Notes to Financial Statements (continued)

a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

The Trusts are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trusts closely monitor swaps and do not anticipate non-performance by any counterparty.

•

Financial Futures Contracts: The Trusts may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trusts deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Trusts may utilize futures for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Trusts’ exposure to interest rate risk.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Trusts amortize all premiums and discounts on debt securities.

Reverse Repurchase Agreements: The Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Trusts enter into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Loan Payable: High Income has an $80 million revolving credit agreement (the “Agreement”), which expires on March 15, 2008. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Trust. Borrowings under the Agreement bear interest at a variable rate tied to the lender’s average daily cost of funds, or at fixed rates, as may be agreed to between the Trust and the lender. The Trust may borrow up to 33 1/3% of its total assets up to the committed amount or 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. In accordance with the terms of the Agreement, the Trust has granted a security interest in certain portfolio assets as collateral for the borrowing. The Trust plans to renew the Agreement before expiration.

Bank Loans: In the process of buying, selling and holding bank loans, a Trust may receive and/or pay certain fees. These fees are included in the purchase price and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. These fees are amortized as premium and/or accreted as discount over the term of the loan. When a Trust buys a bank loan it may receive a facility fee and when it sells a bank loan it may pay a facility fee. On an ongoing basis, a Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, a Trust may receive a prepayment penalty fee upon the prepayment of a bank loan by a borrower. Other fees received by a Trust may include covenant waiver fees and covenant modification fees.

A Trust may invest in multiple series or tranches of an issuer. A different series or tranche may have varying terms and carry different associated risks.

Forward Currency Contracts: The Trusts enter into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities and to help manage the overall exposure to foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized gains (losses) from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

Forward currency contracts, when used by the Trusts, help to manage the overall exposure to the foreign currency backing in some of the investments held by the Trusts. Forward currency contracts are not meant to be used to eliminate all of the exposure to the foreign currency, rather they allow the Trusts to limit their exposure to the foreign currency and, in doing so, better help the Trusts achieve their objectives.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions. For equity income securities, the Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end and sold during the period. For fixed income securities, the Trusts isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trusts isolate the effect of changes in foreign exchange rates from the fluc-

ANNUAL REPORT	DECEMBER 31, 2007	27

Notes to Financial Statements (continued)

tuations arising from changes in the market prices of portfolio securities sold during the period.

Short sales: When the Trusts engage in a short sale, an amount equal to the proceeds received by the Trusts is reflected as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the market value of the short sale. The Trusts maintain a segregated account of securities as collateral for the short sales. The Trusts are exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Trusts are required to repay the counterparty any dividends or interest received on the security sold short.

A gain, limited to the price at which the Trusts sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Trust Preferred Stock: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Credit Risk: Preferred Opportunity invests a significant portion of its assets in securities issued by financial institutions that may have exposure to commercial or residential mortgage loans and/or securities of issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults of these loans and other underlying securities held by these financial institutions, may affect the value, income and/or liquidity of Preferred Opportunity’s investments. Please see the Schedule of Investments for these securities.

Segregation: In cases in which the 1940 Act, and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements, swaps or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective June 29, 2007, the Trusts implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Trusts, and has determined that the adoption of FIN 48 does not have a material impact on the Trusts’ financial statements. The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Dividends and Distributions: Dividends to common shareholders from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. For the year ended December 31, 2007, a portion of the dividends and distributions were characterized as a tax return of capital.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities including investment valuations at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees/Directors (“Independent Trustees”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other BlackRock Closed-End Funds selected by the Independent Trustees. These amounts are shown on the Statement of Assets and Liabilities as “Investments in Affiliates”. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in such Trusts.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts

28	ANNUAL REPORT	DECEMBER 31, 2007

Notes to Financial Statements (continued)

selected by the Independent Trustees in order to match its deferred compensation obligations.

Other: Expenses that are directly related to one of the Trusts are charged directly to that Trust. Other operating expenses are generally prorated to the Trusts on the basis of relative net assets of all the BlackRock Closed-End Funds.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Trust has an Investment Advisory Agreement (“the Agreements”) with the Advisor. BlackRock Financial Management, Inc. (“BFM”), a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trusts. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc. The Agreements for the Trusts cover both investment advisory and administration services.

The investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate equal to 0.75% of Global’s and 0.65% of Preferred Opportunity’s average weekly managed assets. “Managed assets” means the total assets of a Trust (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate equal to 0.75% of the first $200 million of High Income’s average weekly managed assets and 0.50% thereafter. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on Global as a percentage of its average weekly managed assets as follows: 0.20% for the first five years of the Trust’s operations (through August 30, 2009), 0.15% in year six (through August 30, 2010), 0.10% in year seven (through August 30, 2011) and 0.05% in year eight (through August 30, 2012).

The Advisor pays BFM fees for its sub-advisory services.

Pursuant to the Investment Management Agreements, the Advisor provides continuous supervision of each Trust’s investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor, as well as occupancy and certain clerical and accounting costs of each Trust. Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for employee costs related to pricing and secondary market support. These expenses are generally pro-rated to the Trusts on the basis of the relative net assets of certain BlackRock Closed-End Funds. For the year ended December 31, 2007, the Trusts reimbursed the Advisor in the following amounts, which are included in miscellaneous expenses in the Statements of Operations:

Trust	Amount

Global	$ 23,362
High Income	6,766
Preferred Opportunity	21,589

Pursuant to the terms of the custody agreements, each Trust may receive earnings credits from its custodian for positive cash balances maintained, which are used to offset custody fees. These credits are shown on the Statements of Operations as “fees paid indirectly”.

Merrill Lynch, through its affiliated broker dealer Merrill Lynch, Pierce, Fenner & Smith Incorporated, earned $41,662 in commissions on the execution of portfolio security transactions from Preferred Opportunity for the year ended December 31, 2007.

Certain officers and/or directors of the Trusts are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, dollar rolls and U.S. government securities, for the year ended December 31, 2007 were as follows:

Trust	Purchases	Sales

Global	$ 283,515,242	$ 341,552,426
High Income	134,872,800	144,181,920
Preferred Opportunity	580,275,382	624,971,089

ANNUAL REPORT	DECEMBER 31, 2007	29

Notes to Financial Statements (continued)

Details of open forward currency contracts held in Global at December 31, 2007 were as follows:

Foreign Currency	Settlement Date	Contract to Purchase/ Receive	Value at Settlement Date	Value at December 31, 2007	Unrealized Appreciation (Depreciation)

Bought:
Euro	1/23/08	$1,285,000	$1,877,688	$1,879,516	$1,828

Sold:
British Pound	1/23/08	$10,507,500	$21,347,389	$20,902,119	$445,270
Euro	1/23/08	84,078,132	119,138,713	122,977,602	(3,838,889)
Mexican Peso	1/23/08	18,666,417	1,716,673	1,707,602	9,071

					$(3,384,548)

Details of open credit default swap agreements at December 31, 2007 were as follows:

Trust	Notional Amount (000)	Fixed Rate	Counter Party	Effective Date	Termination Date	Unrealized Appreciation (Depreciation)

Global	$1,800	2.000%(a)	Deutsche Bank	03/01/07	03/20/12	$(119,977)
	$2,000	2.100%(b)	Lehman Brothers	03/03/07	03/20/12	(61,932)

						$(181,909)

Preferred	$1,900	3.200%(c)	Goldman Sachs	12/12/07	12/20/12	$59,435
Opportunity	$1,900	3.200%(c)	Citibank	12/12/07	12/20/12	59,435

						$118,870

(a)

The terms were to receive the quarterly notional amount multiplied by the fixed rate and to pay the counterparty, upon an event of default of BAA Ferovial Junior Loan, the par value of the notional amount of BAA Ferovial.

(b)

The terms were to receive the quarterly notional amount multiplied by the fixed rate and to pay the counterparty, upon an event of default of PagesJaunes Second Lien Loan, the par value of the notional amount of PagesJaunes Groupe SA.

(c)

The terms were to pay the quarterly notional amount multiplied by the fixed rate and to receive from the counterparty, upon an event of default of Washington Mutual, Inc., the par value of the notional amount of Washington Mutual, Inc.

30	ANNUAL REPORT	DECEMBER 31, 2007

Notes to Financial Statements (continued)

4. Income Tax Information:

It is each Trust’s policy to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income, or accumulated net realized gain, as appropriate, in the period the difference arise.

Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below summarizes the amounts reclassified per Trust during the current year between undistributed (distributions in excess of) net investment income, accumulated net realized gain/(loss) and paid-in capital in excess of par as a result of permanent differences attributable to amortization methods of premiums and discounts on fixed income securities, accounting for swap agreements, transactions involving foreign securities and currencies, expiration of capital loss carryfor-wards and other differences between financial reporting and tax accounting were classified to the following accounts. These reclassifications have no effect on net assets or net asset values per share.

Trust	Undistributed Net Investment Income/ Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital in Excess of Par

Global	$(7,272,230)	$7,272,230	$—
High Income	832,748	23,305,589	(24,138,337)
Preferred Opportunity	4,822	(4,822)	—

The tax character of distributions paid during the year ended December 31, 2007 and 2006 were as follows:

	December 31, 2007

Distributions Paid From:	Ordinary Income	Non-taxable Return of Capital	Long-Term Capital Gains	Total Distributions

Global	$39,557,202	$8,473,282	$—	$48,030,484
High Income	12,923,299	—	—	12,923,299
Preferred Opportunity	40,678,314	2,820,986	400,000	43,899,300

	December 31, 2006

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains	Total Distributions

Global	$45,130,597	$640,846	$45,771,443
High Income	12,792,689	—	12,792,689
Preferred Opportunity	42,381,795	4,836,485	47,218,280

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Trust	Undistributed Ordinary Income	Unrealized Net Losses

Global	$—	$(17,200,344)
High Income	469,701	(12,299,388)
Preferred Opportunity	—	(54,038,067)

The difference between book-basis and tax-basis unrealized gains/losses is attributable primarily to amortization methods of premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the tax deferral of losses on wash sales, accounting for swap agreements, the realization for tax purposes of unrealized gains/losses on certain future and foreign currency contracts, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, deferred compensation to trustees and other temporary differences.

For federal income tax purposes, the following Trusts had capital loss carry-forwards at December 31, 2007. These amounts may be used to offset future realized capital gains, if any:

Trust	Capital Loss Carryforward Amount	Expires

Global	$3,268,804	2015

High Income	$35,363,213	2008
	55,878,284	2009
	102,576,339	2010
	28,467,396	2011
	2,339,279	2012
	7,043,976	2014

	$231,668,487

Preferred Opportunity	$18,184,893	2015

5. Capital:

There are an unlimited number of $0.001 par value common shares authorized for Global and Preferred Opportunity. There are an unlimited number of no par value shares authorized for High Income. At December 31, 2007, the shares owned by affiliates of the Advisor of Global were 7,551.

During the year ended December 31, 2007 and 2006, the Trusts issued the following additional shares under their respective dividend reinvestment plans:

Trust	December 31, 2007	December 31, 2006

Global	42,574	21,644
High Income	—	127,532
Preferred Opportunity	30,981	49,079

As of December 31, 2007, Global and Preferred Opportunity have the following series of Auction Preferred Shares outstanding as listed in the table below. The Auction Preferred Shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

Trust	Series	Shares	Trust	Series	Shares

Global	T7	3,246	Preferred	T7	2,944
	W7	3,246	Opportunity	W7	2,944
	R7	3,246		R7	2,944

ANNUAL REPORT	DECEMBER 31, 2007	31

Notes to Financial Statements (concluded)

Dividends on seven-day Auction Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Auction Preferred Shares are unable to be remarketed on the remarketing date as part of the auction process, the Trusts would be required to pay the maximum applicable rate on the Auction Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on Auction Preferred Shares for Global is the higher of 125% of the 7-day Telerate/BBA LIBOR rate or 125% over the 7-day Telerate/BBA LIBOR rate and for Preferred Opportunity is 150% of the Interest Equivalent of the 30-day commercial paper rate. During the year ended December 31, 2007, Auction Preferred Shares of the Trusts were successfully remarketed at each remarketing date. The dividend ranges on the Auction Preferred Shares for Global and Preferred Opportunity for the year ended December 31, 2007 were as follows:

Trust	Series	Low	High	Average

Global	T7	4.15%	6.75%	5.16%
	W7	4.75	6.45	5.16
	R7	4.80	6.40	5.16
Preferred Opportunity	T7	4.80	6.30	5.19
	W7	4.80	6.40	5.18
	R7	4.88	6.25	5.21

Global and Preferred Opportunity may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Auction Preferred Shares and any other borrowings would be less than 200%.

The Auction Preferred Shares are redeemable at the option of Global and Preferred Opportunity, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Auction Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of Global and Preferred Opportunity, as set forth in Global’s and Preferred Opportunity’s Declaration of Trust, are not satisfied.

The holders of Auction Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of Auction Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for Global and Preferred Opportunity, respectively. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Auction Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Auction Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change its business so as to cease to be an investment company.

6. Subsequent Events:

During the period February 13, 2008 to February 29, 2008, the Auction Preferred Shares of each Trust were not successfully remarketed. As a result, the Auction Preferred Share dividend rates were reset to the maximum applicable rate which ranged from 4.37% to 4.65% for the Trusts during the period. Unsuccessful remarketing during the auction process is not an event of default or credit but rather a liquidity event for the holders of the Auction Preferred Shares.

Each Trust paid a monthly distribution to holders of Common Shares on February 29, 2008 to shareholders of record on February 15, 2008. The per share amounts were as follows:

Trust	Common Dividend Per Share

Global	$0.1250
High Income	0.0182
Preferred Opportunity	0.1250

The dividends declared on Auction Preferred Shares for the period January 1, 2008 to January 31, 2008 for Global and Preferred Opportunity were as follows:

Trust	Series	Dividends Declared	Trust	Series	Dividends Declared

Global	T7	$277,565	Preferred	T7	$263,252
	W7	358,196	Opportunity	W7	327,491
	R7	354,268		R7	322,221

32	ANNUAL REPORT	DECEMBER 31, 2007

Report of Independent Registered Public Accounting Firm

To the Directors/Trustees and Shareholders of
BlackRock Global Floating Rate Income Trust
BlackRock High Income Shares
BlackRock Preferred Opportunity Trust
(collectively the “Trusts”):

We have audited the accompanying statements of assets and liabilities of the Trusts, including the portfolios of investments, as of December 31, 2007, and the related statements of operations and cash flows (for BlackRock High Income Shares) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Financial Highlights of BlackRock High Income Shares for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 22, 2005, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2007, the results of their operations and cash flows (for BlackRock High Income Shares) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

ANNUAL REPORT	DECEMBER 31, 2007	33

The Benefits and Risks of Leveraging (unaudited)

The Trusts may utilize leveraging through borrowings or issuance of short-term debt securities or shares of Auction Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates on borrowings or dividend rates on the Auction Preferred Stock, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s Common Stock shareholders will be the beneficiaries of the incremental yield.

As of December 31, 2007, the Trusts had the following leverage amounts to total net assets before the deduction of leverage of:

Trust	Leverage

Global	37%
High Income	25%
Preferred Opportunity	38%

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings or in the dividend rates on any Auction Preferred Stock may reduce the Common Stock’s yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

34	ANNUAL REPORT	DECEMBER 31, 2007

Dividend Reinvestment Plans (unaudited)

Pursuant to each Trust’s respective Dividend Reinvestment Plan (the “Plan”), shareholders of High Income may elect, while shareholders of Global and Preferred Opportunity are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After each Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participant’s account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions is paid by each Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions does not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021 or (800) 699-1BFM.

Other Information

From time to time in the future, the Trusts may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trusts would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2007	35

Additional Information (unaudited)

TAX NOTICE

The following information is provided with respect to the distributions paid by the BlackRock Closed-End Funds for the fiscal year ended December 31, 2007:

	Share Class (Common/ Preferred)	Payable Date	Federal Obligation Interest[1,2]	Qualifying Dividend Income for Individuals[2]	Dividends Qualifying for the Dividends Received Deduction for Corporations[2]	Interest Related Dividends for Non-U.S. Residents[2,3]	Long-Term Capital Gains Per Share ($)

Global Floating Rate Income Trust (BGT)	Common	1/31/07 – 12/18/07	—	—	—	85.39%	—
	Series T7	1/4/07 – 1/2/08	—	—	—	83.97%	—
	Series W7	1/4/07 – 12/27/07	—	—	—	83.97%	—
	Series R7	1/5/07 – 12/28/07	—	—	—	83.97%	—
High Income Shares (HIS)	Common	2/28/07 – 1/8/08	—	—	—	92.82%	—

Preferred Opportunity Trust (BPP)	Common	2/28/07	3.49%	16.15%	4.96%	41.35%	0.017017
	Common	3/30/07 – 12/18/07	3.49%	10.33%	6.52%	54.39%	—
	Series T7	1/4/07	—	—	—	—	9.875340
	Series T7	1/4/07 – 1/2/08	3.49%	10.32%	6.52%	54.39%	—
	Series W7	1/4/07	—	—	—	—	9.886209
	Series W7	1/4/07 – 12/27/07	3.49%	10.32%	6.52%	54.39%	—
	Series R7	1/5/07	—	—	—	—	9.956182
	Series R7	1/5/07 – 12/28/07	3.49%	10.32%	6.52%	54.39%	—

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Expressed as a percentage of the ordinary income distributions paid.
[3]	Represents the portion of the ordinary distributions paid that are exempt from U.S withholding tax for nonresident aliens and foreign corporations.

Shareholder Meetings

The Joint Annual Meeting of Shareholders was held on August 16, 2007 for shareholders of record as of June 20, 2007, to elect director or trustee nominees of each Trust. This proposal was part of the reorganization of the Trust’s Boards of Trustees (the “Boards”) to take effect on or about November 1, 2007. Each Board is organized into three classes, one class of which is elected annually. Each Trustee serves a three-year term concurrent with the class into which he or she is elected.

Approved the Class I Directors/Trustees as follows:

	G. Nicholas Beckwith, III		Kent Dixon		R. Glenn Hubbard

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

Global	19,824,634	167,865	19,828,588	163,911	19,827,918	164,581
High Income	40,224,388	1,077,478	40,183,462	1,118,404	40,193,783	1,108,083
Preferred Opportunity	16,847,821	207,618	16,832,503	222,936	16,842,548	212,891

	W. Carl Kester[1]		Robert S. Salomon, Jr.

	Votes For	Votes Withheld	Votes For	Votes Withheld

Global	7,930	2	19,824,194	168,305
High Income	40,226,915	1,074,951	40,220,179	1,081,687
Preferred Opportunity	8,107	6	16,829,133	226,306

[1]	Voted on by holders of Auction Preferred Shares only for Global and Preferred Opportunity.

36	ANNUAL REPORT	DECEMBER 31, 2007

Additional Information (unaudited) (concluded)

Approved the Class II Directors/Trustees as follows:

	Richard S. Davis		Frank J. Fabozzi[1]		James T. Flynn

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

Global	19,816,678	175,821	7,930	2	19,832,108	160,391
High Income	40,220,386	1,081,480	40,227,915	1,073,951	40,218,280	1,083,586
Preferred Opportunity	16,846,273	209,166	8,106	7	16,833,348	222,091

	Karen P. Robards

	Votes For	Votes Withheld

Global	19,824,257	168,242
High Income	40,245,111	1,056,755
Preferred Opportunity	16,845,457	209,982

Approved the Class III Directors/Trustees as follows:

	Richard E. Cavanagh		Kathleen F. Feldstein		Henry Gabbay

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

Global	19,826,048	166,451	19,824,109	168,390	19,812,193	180,306
High Income	40,221,463	1,080,403	40,201,928	1,099,938	40,219,458	1,082,408
Preferred Opportunity	16,844,904	210,535	16,843,094	212,345	16,845,523	209,916

	Jerrold B. Harris

	Votes For	Votes Withheld

Global	19,829,473	163,026
High Income	40,215,627	1,086,239
Preferred Opportunity	16,835,521	219,918

Certain Trusts had an additional proposal (Proposal #2) to amend its respective Declaration of Trust to increase the maximum number of Board Members to 15:

	Votes For	Votes Against	Votes Abstain

Global	19,452,738	374,971	164,790
Preferred Opportunity	16,639,156	313,207	103,075

[1]	Voted on by holders of Auction Preferred Shares only for Global and Preferred Opportunity.

Each Trust listed for trading on the New York Stock Exchange (“NYSE”) has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards and have filed with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

The Trusts do not make available copies of their respective Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of such Trust’s offering and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in any Trust’s investment objective or policies or to any Trust’s charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	DECEMBER 31, 2007	37

Section 19 Notices (unaudited)

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character

Trust	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

Preferred Opportunity	$1.34	$—	$0.30	$1.64	82%	0%	18%	100%

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’.

38	ANNUAL REPORT	DECEMBER 31, 2007

Officers and Directors/Trustees (unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	2007 to present

Chairman and Chief Executive Officer, Arch Street Management, LLC since 2005; Chairman and CEO, Beckwith Blawnox Property LLC since 2005; Chairman and CEO, Beckwith Clearfield Property LLC since 2005; Chairman and CEO, Beckwith Delmont Property LLC since 2005; Chairman and CEO, Beckwith Erie Property LLC since 2005; Chairman, Penn West Industrial Trucks LLC since 2005; Chairman, President and Chief Executive Officer, Beckwith Machinery Company from 1969 to 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation since 1977; Board of Trustees, Chatham College, University of Pittsburgh since 2003; Emeritus Trustee, Shady Side Academy since 1977.

				111 Funds 108 Portfolios	None

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Director and Chairman of the Board of Directors	1994 to present

Trustee, Aircraft Finance Trust (AFT) since 1999; Director, The Guardian Life Insurance Company of America since 1998; Chairman and Trustee, Educational Testing Service (ETS) since 1997; Director, the Fremont Group since 1996; President and Chief Executive Officer of The Conferences Board, Inc. (global business research) from 1995 to 2007.

				112 Funds 109 Portfolios	Arch Chemical (chemicals and allied Products)

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	1988 to present	Consultant/Investor since 1988.	112 Funds 109 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	1988 to present

Consultant/Editor of The Journal of Portfolio Management; Yale University, School of Management, Professor in the Practice of Finance and Becton Fellow since 2006; Adjunct Professor of Finance and Becton Fellow from 2005 to 2006; Professor in the practice of Finance from 2003 to 2005; Adjunct Professor of Finance from 1994 to 2003; Author and Editor.

				112 Funds 109 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	2005 to present

President of Economic Studies, Inc. (a Belmont MA-based private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital since 2000. Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Board of Partners HealthCare and Sherrill House since 1990; Trustee, Museum of Fine Arts, Boston since 1992 and a Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization of business leaders and educators) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.

				112 Funds 109 Portfolios	The McClatchy Company

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	DECEMBER 31, 2007	39

Officers and Directors/Trustees (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	2007 to present	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995 and an employee of JP Morgan in various capacities from 1967 to 1995.	111 Funds 108 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	2007 to present	President and Chief Executive Officer, VWR Scientific Products Corporation from 1989 to 1999; Trustee, Ursinus College (education) since 2000; Director, Troemner LLC (scientific equipment) since 2000.	111 Funds 108 Portfolios	BlackRock Kelso Capital Corp.

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	2004 to present

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Co-director of Columbia Business School’s Entrepreneurship Program 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985, as well as the University of Chicago since 1994; Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991 to 1993; Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				112 Funds 109 Portfolios	ADP (data and information services), KKR Financial Corporation, Duke Realty, Metropolitan Life Insurance Company.

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	2007 to present

Deputy Dean for Academic Affairs, Harvard Business School since 2006; Mizuho Financial Group, Professor of Finance, Harvard Business School; Unit Head, Finance from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005, Member of the faculty of Harvard Business School since 1981. Independent Consultant since 1978.

				111 Funds 108 Portfolios	None

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Director and Chairperson of the Audit Committee	2007 to present

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. from 1996 to 2005; Director of AtriCure, Inc. (medical devices) since 2000; Director of Care Investment Trust, Inc. (healthcare REIT) since 2007; Co-founder and Director of the Cooke Center for Learning and Development (not-for-profit organization) since 1987.

				111 Funds 108 Portfolios	AtriCure Inc. (medical devices) Care Investment Trust, Inc. (healthcare REIT)

Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Director and Member of the Audit Committee	2007 to present

Principal of STI Management (investment adviser) from 1994 to 2005; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				111 Funds 108 Portfolios	None

Interested Directors[2]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	2007 to present

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman SSR Realty from 2000 to 2004.

				184 Funds 289 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

40	ANNUAL REPORT	DECEMBER 31, 2007

Officers and Directors/Trustees (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Advisory Board Member:

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	2007 to present

Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Fund complex from 1989 to 2006.

				183 Funds 288 Portfolios	None

Advisory Board Member:

Roscoe S. Suddarth[3] 40 East 52nd Street New York, NY 10022 1935	Member of the Advisory Board	2007

President, Middle East Institute from 1995 to 2001; Foreign Service Officer, United States Foreign Service from 1961 to 1995 and Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.

				111 Funds 108 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers [4]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	2007 to present

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present

Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance Group thereof from 1995 to 1997; Formerly First Vice President of Emerging Markets Fixed Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc., since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present

Chief Compliance Officer of the Funds since 2007; Managing Director and Senior Counsel thereof since January 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel, thereof, from 1998 to 2000; Senior Counsel of PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[2]

Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[3]	Roscoe Suddarth resigned from the Advisory Board of the Fund, effective December 31, 2007.
[4]	Officers of the Fund serve at the pleasure of the Board of Directors.

ANNUAL REPORT	DECEMBER 31, 2007	41

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BlackRock Closed-End Funds

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 (800) 227-7BFM

Sub-Advisor[1] BlackRock Financial Management, Inc. New York, NY 10022

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021 (800) 699-1BFM

Auction Agent[1] Bank of New York New York, NY 10286

Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Legal Counsel – Independent Directors/Trustees Debevoise & Plimpton LLP New York, NY 10022

[1]	For Global and Preferred Opportunity.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

BlackRock Closed-End Funds
c/o BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 699-1BFM.

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-(800)-699-1BFM; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Information about how the Trusts vote proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trusts file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Trusts’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trusts Form N-Q, may also be obtained upon request and without charge by calling 1-(800)-699-1BFM.

ANNUAL REPORT	DECEMBER 31, 2007

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

CEF-ANN-5-1207

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
Robert S. Salomon, Jr. (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)

The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock Global
Floating Rate	$37,000	$37,000	$1,975	$1,975	$6,100	$8,000	$1,042	$3,400
Income Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant has polices and procedures (the "Policy") for the pre-approval by the registrant's audit committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Fund's independent auditor (the "Independent Auditor") to the registrant and other "Covered Entities" (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the audit committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the "Service Pre-Approval Documents"). At its first meeting of each calendar year, the audit committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the audit committee. The audit committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

     For the purposes of the Policy, "Covered Services" means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Fund and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Fund to be provided by the Independent Auditor to any Covered Entity, "Covered Entities" means (1) the Advisor or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund.

     In the intervals between the scheduled meetings of the audit committee, the audit committee delegates pre-approval authority under this Policy to the Chairman of the audit committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the audit committee at its next scheduled meeting. At each scheduled meeting, the audit committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the audit committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Pre-approval of Covered Services by the Chairman pursuant to delegated authority is expected to be the exception rather than the rule and the audit committee may modify or withdraw this delegated authority at any time the audit committee determines that it is appropriate to do so.

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the audit committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the audit committee (or the Chairman pursuant to delegated authority).

     The terms and fees of the annual Audit services engagement for the Fund are subject to the specific pre-approval of the audit committee. The audit committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Fund structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the audit committee, any other Audit services for the Fund not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the registrant and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

     The audit committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the audit committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

     All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

     Requests or applications to provide Covered Services that require approval by the audit committee (or the Chairman pursuant to delegated authority) must be submitted to the audit committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission ("SEC") on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the audit committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the audit committee.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Global Floating
Rate Income Trust	$293,617	$299,575

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $284,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Richard E. Cavanagh (not reappointed to audit committee as of November 1, 2007)
Kent Dixon
Frank J. Fabozzi
Robert S. Salomon, Jr. (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)

Item 6 – Schedule of Investments – The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2007.

(a)(1) BlackRock Global Floating Rate Income Trust is managed by a team of investment professionals comprised of Jeffrey Gary, CPA, Managing Director at BlackRock, Mark J. Williams, Managing Director at BlackRock, Kevin J. Booth, CFA, Managing Director at BlackRock and James E. Keenan, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s fixed income portfolio management group. Mr. Williams is responsible for setting overall investment strategy and overseeing management of the Fund. Mr. Gary is responsible for setting the Fund’s overall credit strategy. Messrs. Booth and Keenan are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Gary and Williams have been members of the Fund’s management team since 2004. Messrs. Booth and Keenan have been the Fund’s co-portfolio managers since 2007.

Jeffrey Gary is the head of BlackRock’s high yield team within the Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Williams is the head of BlackRock’s bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

Kevin Booth is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers (“MLIM”) in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM’s bank loan group from 2000 to 2006.

James Keenan is a high yield portfolio manager and trader within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

(a)(2) As of December 31, 2007:

				(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type			Performance-Based
	Other			Other
(i) Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Jeffrey Gary	17	11	16	0	5	6
	$7,941,859,722	$2,908,411,244	$7,108,699,022	$0	$1,973,455,813	$853,445,417
Mark Williams	10	17	1	0	13	0
	$3,889,876,371	$6,453,430,339	$13,849,251,312	$0	$4,955,550,282	$0
Kevin Booth	23	10	8	$0	4	3
	$10,752,055,924	$3,889,384,429	$1,995,850,607	0	$1,808,637,274	$447,035,476
James Keenan	18	10	15	$0	4	7
	$7,941,859,722	$3,345,144,920	$2,820,625,013	0	$2,199,236,230	$1,568,481,863

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers, including Messrs. Booth, Gary, Keenan and Williams, currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers, including Mr. Keenan, assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2007:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager

Jeffrey Gary	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Mark Williams	A combination of market-based indices (e.g., Credit Suisse Leveraged Loan Index, LIBOR), certain customized indices and certain fund industry peer groups.
Kevin Booth	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

     Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Mr. Williams, was mandatorily deferred in a similar manner for a number of years. Every portfolio manager is eligible to participate in the deferred compensation program.

     Options and Restricted Stock Awards — Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Williams has been granted stock options and/or restricted stock in prior years.

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2007, none of Messrs. Gary, Booth or Keenan beneficially owned any stock issued by the Fund. As of December 31, 2007, Mr. Williams beneficially owned stock issued by the Fund in the range of $1 to $10,000.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11 (a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11 (b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Floating Rate Income Trust

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Global Floating Rate Income Trust

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Global Floating Rate Income Trust

Date: February 21, 2008
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Floating Rate Income Trust

Date: February 21, 2008